Dreyfus

International

Value Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       International Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Value Fund, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

While international stocks generally provided modestly attractive returns on average for U.S. investors over the past year, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued through the fourth quarter of 1999 and into the first quarter of 2000, before peaking in early March.

In April, many developed and emerging markets around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, eroded much of the reporting period's earlier gains.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    International    Value    Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did Dreyfus International Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2000, Dreyfus International Value Fund produced a total return of 3.48%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (the "MSCI EAFE Index" ), produced a total return of 9.55% for the same period.(2) The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (the "MSCI EAFE Value Index") produced a total return of 5.47% for the same period.(3)

We attribute the fund' s relative underperformance primarily to an especially strong environment for growth investing during the first seven months of the reporting period. While value investing made a strong comeback during the last five months of the period, it was not enough to match the returns provided by the growth-oriented investments that comprise a substantial portion of the MSCI EAFE Index.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be "value" companies. The fund normally invests in companies in a broad  range  of  countries  and  generally limits its investments in any single
company   to  no  more  than  5%  of  its  assets  at  the  time  of  purchase.

The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

* VALUE, or how a stock is priced relative to traditional business performance measures.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity.

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, changing management or positive earnings surprise) that can potentially trigger a price increase near term to midterm.

The fund typically sells a stock when we no longer consider it a value company, when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

Several factors influenced the fund' s performance over the past 12 months. First, the value style of investing was out of favor early in the period, holding back our overall performance in spite of a later resurgence of this type of investing. Second, the fund was both positively and adversely affected by the way we allocated assets among industry groups. During the first half of the period, the fund' s performance suffered from our relatively small exposure to telecom and technology stocks, which are traditionally considered growth-oriented investments. However, our emphasis on financial companies helped
returns    during    the    second    half    of    the    period.

Third, as with many international funds, the strength of the U.S. dollar hurt performance over the past year. This fund invests primarily in overseas stocks that are denominated in local currencies. As the dollar strengthened relative to local currencies, those investments translated into fewer dollars. Overall during the reporting period, the U.S. dollar appreciated relative to the euro, the British pound and the Japanese yen.

We responded to these market influences by adjusting our country allocation strategy. For example, we trimmed our exposure to Japan, due in part to uncertainties surrounding higher interest rates initiated by the Bank of Japan. While we are pleased with Japan's gradual economic recovery, we believe that Japan' s economy is not nearly as strong as the economies of the other major
industrialized    countries.

Therefore, we chose to minimize our investments in this region until we see a more positive outlook there. On the other hand, the fund benefited from strong performance within the United Kingdom. We enjoyed attractive gains from many of the U.K.' s financial stocks, including banks and insurance companies. Many of these stocks rebounded sharply from depressed levels earlier in the year, and some of the bank stocks in our portfolio were targeted for acquisition.

What is the fund's current strategy?

As always, we plan to continue to focus on value stocks. We are encouraged by the recent recovery in value stocks after the relatively long period in which
they    were    out    of    favor    among    investors.

In addition, we expect to maintain broad diversification across many countries and industries. For example, as of August 31, 2000 the portfolio's top country holdings were as follows: Japan -- 22.7%; United Kingdom -- 15.3%; France -- 9.2% ; Germany -- 8.0% ; and the Netherlands -- 6.9%. Of course, portfolio composition is subject to change at any time.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS.

(2) SOURCE: LIPPER INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

(3) SOURCE: LIPPER INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) VALUE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF VALUE COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Value Fund and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00


                                                                Inception                                           From
                                                                  Date                    1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/29/95                   3.48%                   10.33%


(+) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX, WHICH IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED, IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

August 31, 2000

COMMON STOCKS--94.2%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.5%

Australia & New Zealand Banking                                                                 620,335                4,667,912

Goodman Fielder                                                                               1,781,206                1,271,407

                                                                                                                       5,939,319

AUSTRIA--.5%

Bank Austria                                                                                     40,591                2,172,034

BELGIUM--1.2%

Dexia                                                                                            32,712                4,592,329

Dexia (Strips)                                                                                   18,298  (a)                 162

                                                                                                                       4,592,491

BRAZIL--.8%

Petroleo Brasileiro, ADR                                                                         54,815                1,688,987

Tele Norte Leste, ADR                                                                                 2                      51

Telecomunicacoes Brasileiras, ADS                                                                16,567                1,520,022

                                                                                                                       3,209,060

DENMARK--.4%

Jyske Bank                                                                                       99,260                1,749,387

FINLAND--.4%

Kesko, Cl. B                                                                                    169,966                1,553,527

FRANCE--9.2%

Air Liquide                                                                                      40,227                5,122,583

Alstom                                                                                           92,405                2,070,505

Assurances Generales de France                                                                   77,369                3,899,732

Banque Nationale de Paris                                                                        56,441                5,183,874

Bongrain                                                                                          4,936                1,279,458

Compagnie de Saint-Gobain                                                                        12,109                1,609,680

Compagnie Generale des Etablissments Michelin, Cl. B                                            114,332                3,348,121

Groupe Air France                                                                                99,695                1,910,053

Societe Generale, Cl. A                                                                          35,004                2,071,872

Suez Lyonnaise des Eaux                                                                           8,465                1,253,726

Total Fina Elf, ADS                                                                              88,404                6,586,098

Usinor                                                                                          194,673                2,081,672

                                                                                                                      36,417,374

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--8.0%

Bayer                                                                                           140,129                5,925,300

Deutsche Bank                                                                                    61,536                5,367,873

Deutsche Lufthansa                                                                              123,563                2,735,763

E.On                                                                                            138,367                6,630,491

MG Technologies                                                                                 152,883                1,832,880

Merck KGaA                                                                                      149,158                4,963,605

Volkswagen                                                                                      100,069                4,351,260

                                                                                                                      31,807,172

GREECE--.9%

Hellenic Telecommunications Organization, ADS                                                   390,128                3,608,684

HONG KONG--1.4%

ASAT, ADR                                                                                        52,736  (a)             507,584

Hongkong Electric                                                                             1,569,076                4,969,187

                                                                                                                       5,476,771

INDIA--.3%

Videsh Sanchar Nigam, ADR                                                                        99,200  (b)           1,066,400

IRELAND--.8%

Bank of Ireland                                                                                 505,556                2,983,392

ITALY--5.4%

Banca Popolare di Bergamo Credito Varesino                                                      158,311                2,842,015

ENI                                                                                             604,371                3,502,162

ENI, ADS                                                                                         47,400                2,769,938

Finmeccanica                                                                                  2,869,580  (a)           3,796,780

San Paulo--IMI                                                                                  163,153                2,888,400

Telecom Italia                                                                                  954,862                5,651,788

                                                                                                                      21,451,083

JAPAN--22.7%

AIFUL                                                                                            25,850                2,229,284

CANON                                                                                           156,000                6,975,253

Credit Saison                                                                                   278,300                6,717,496

Dai-Tokyo Fire and Marine Insurance                                                             535,000                1,895,669

FUJI MACHINE MANUFACTURING                                                                       89,400                4,164,961

HONDA MOTOR                                                                                      81,000                2,961,192

KATOKICHI                                                                                        58,000                1,440,757

LAWSON                                                                                           14,500                  751,641



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

MABUCHI MOTOR                                                                                    44,300                5,402,540

MINEBEA  432,000                                                                                                       5,588,301

Marubeni                                                                                      1,503,000                4,156,215

Matsumotokiyoshi                                                                                 70,000                6,299,213

Mitsubishi Heavy Industries                                                                     374,000                1,314,679

NAMCO                                                                                            81,700                2,282,209

NIPPON TELEGRAPH & TELEPHONE                                                                         98                1,166,667

Nippon Express                                                                                  902,000                5,064,661

Nishimatsu Construction                                                                         404,000                1,310,311

RINNAI                                                                                          184,600                3,780,943

ROHM                                                                                             15,500                4,409,683

SANKYO COMPANY                                                                                  128,000                2,963,629

SHOHKON FUND & CO.                                                                               10,300                1,660,668

Sekisui Chemical                                                                                295,000                1,031,449

Seventy seven Bank                                                                              392,000                3,049,869

Shin-Estu Chemical                                                                               83,000                4,076,865

TDK                                                                                              36,000                5,318,335

Yamanouchi Pharmaceutical                                                                        80,000                3,959,505

                                                                                                                      89,971,995

MEXICO--.3%

Telefonos de Mexico, Cl. L, ADR                                                                  24,311                1,323,430

NETHERLANDS--6.9%

ABN AMRO                                                                                        197,739                4,913,260

Akzo Nobel                                                                                       17,320                  765,568

Akzo Nobel, ADS                                                                                  69,200                3,096,700

Buhrmann                                                                                         55,956                1,586,489

Fortis                                                                                          183,443                5,643,836

Hunter Douglas                                                                                  123,258                3,527,478

Stork                                                                                           194,329                2,103,860

Vedior                                                                                          179,898                2,354,712

Wolters Kluwer                                                                                  172,630                3,492,775

                                                                                                                      27,484,678

NEW ZEALAND--.7%

Telecom Corporation of New Zealand                                                              988,339                2,747,355

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORWAY--.7%

Norsk Hydro                                                                                      68,579                2,941,427

PHILIPPINES--.3%

Manila Electric, Cl. B                                                                          813,480                1,181,309

PORTUGAL--.9%

Portugal Telecom                                                                                338,931                3,524,994

SINGAPORE--2.5%

NatSteel Electronics                                                                            682,000                2,278,485

Oversea-Chinese Banking                                                                         664,855                4,596,929

United Overseas Bank                                                                            390,167                3,060,400

                                                                                                                       9,935,814

SOUTH KOREA--1.1%

Korea Electric Power, ADR                                                                       137,064                2,312,955

Pohang Iron & Steel, ADR                                                                         86,920                1,847,050

                                                                                                                       4,160,005

SPAIN--4.5%

Banco Bilbao Vizcaya Argentaria                                                                 185,817                2,755,379

Banco Popular Espanol                                                                           114,412                3,396,152

Endesa                                                                                          351,954                6,855,511

Repsol-YPF, ADR                                                                                 249,788                4,948,925

                                                                                                                      17,955,967

SWEDEN--1.7%

Autoliv                                                                                         163,208                3,715,754

Investor, Cl. B                                                                                 209,424                2,971,654

                                                                                                                       6,687,408

SWITZERLAND--5.8%

Barry Callebaut                                                                                  22,938                3,478,249

Clariant                                                                                          4,305                1,471,267

Forbo                                                                                             3,145                1,376,502

Novartis                                                                                          4,220  (a)           6,384,538

Sulzer                                                                                            3,912  (a)           2,842,435

Swisscom                                                                                          6,614                1,876,689

UBS                                                                                              38,850                5,656,792

                                                                                                                      23,086,472

UNITED KINGDOM--15.3%

BAE SYSTEMS                                                                                     845,518                5,262,084

BOC                                                                                             216,985                3,150,949

Barclays                                                                                        156,433                3,903,322


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Bunzl                                                                                           932,345                5,220,854

Enterprise Oil                                                                                  349,170                2,778,377

Laird                                                                                           251,528                  923,176

Morgan Crucible                                                                                 914,228                3,183,049

PowerGen                                                                                        401,048                3,397,714

Rexam                                                                                           978,655                3,975,257

Rio Tinto                                                                                       216,120                3,445,643

Royal & Sun Alliance Insurance                                                                  874,954                6,092,620

Royal Bank of Scotland                                                                          182,982                3,302,223

Safeway                                                                                         807,428                3,092,327

Scottish & Southern Energy                                                                      290,274                2,349,741

Tomkins                                                                                         416,944                1,312,548

Unilever                                                                                        898,675                5,625,499

Wolseley                                                                                        658,298                3,638,523

                                                                                                                      60,653,906

TOTAL COMMON STOCKS

   (cost $361,785,456)                                                                                               373,681,454
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.84%, 9/21/2000                                                                           3,032,000                3,020,630

   5.67%, 9/28/2000                                                                             412,000                  410,191

   5.65%, 10/5/2000                                                                           2,527,000                2,512,394

   6.12%, 11/9/2000                                                                             102,000                  100,852

   6.23%, 11/16/2000                                                                          1,930,000                1,905,142

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,951,335)                                                                                                   7,949,209
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $369,736,791)                                                             96.2%              381,630,663

CASH AND RECEIVABLES (NET)                                                                         3.8%               15,154,938

NET ASSETS                                                                                       100.0%              396,785,601

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,2000, THIS
     SECURITY AMOUNTED TO $1,066,400 OR APPROXIMATELY .3% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           369,736,791   381,630,663

Cash                                                                  6,181,569

Cash denominated in foreign currencies                  9,989,859     9,878,542

Receivable for shares of Common Stock subscribed                      2,400,000

Receivable for investment securities sold                             1,741,292

Dividends receivable                                                  1,053,849

Prepaid expenses                                                         51,668

                                                                    402,937,583
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           422,378

Payable for investment securities purchased                           4,916,183

Payable for shares of Common Stock redeemed                             671,123

Net unrealized depreciation on forward
  currency exchange contracts--Note 4(a)                                  4,304

Accrued expenses                                                        137,994

                                                                      6,151,982
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      396,785,601
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     360,894,187

Accumulated undistributed investment income -- net                    2,975,231

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  21,154,715

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   11,761,468
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      396,785,601
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      23,050,681

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   17.21

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,133,256 foreign taxes withheld at source)  7,013,781

Interest                                                               730,778

TOTAL INCOME                                                         7,744,559

EXPENSES:

Management fee--Note 3(a)                                            3,390,598

Shareholder servicing costs--Note 3(b)                                 912,966

Custodian fees                                                         285,659

Registration fees                                                       82,976

Professional fees                                                       31,712

Prospectus and shareholders' reports                                    19,339

Directors' fees and expenses--Note 3(c)                                  7,531

Loan commitment fees--Note 2                                             2,501

Miscellaneous                                                           16,232

TOTAL EXPENSES                                                       4,749,514

INVESTMENT INCOME--NET                                               2,995,045
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        27,416,559

Net realized gain (loss) on forward currency exchange contracts          1,863

NET REALIZED GAIN (LOSS)                                            27,418,422

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                               (16,443,316)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,975,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,970,151

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                            ------------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income --net                         2,995,045           2,000,064

Net realized gain (loss) on investments        27,418,422           7,416,018

Net unrealized appreciation (depreciation)
   on investments                             (16,443,316)         41,585,254

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   13,970,151          51,001,336
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,879,134)          (1,669,640)

Net realized gain on investments             (13,055,032)          (8,578,499)

TOTAL DIVIDENDS                              (14,934,166)         (10,248,139)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,117,024,340         272,816,276

Dividends reinvested                           11,642,447           7,975,826

Cost of shares redeemed                     (991,584,573)        (223,584,564)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           137,082,214           57,207,538

TOTAL INCREASE (DECREASE) IN NET ASSETS      136,118,199           97,960,735
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           260,667,402          162,706,667

END OF PERIOD                                 396,785,601          260,667,402

Undistributed investment income--net            2,975,231            1,859,320
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    65,171,993           17,014,785

Shares issued for dividends reinvested            686,870              539,272

Shares redeemed                               (57,686,451)         (13,897,438)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,172,412            3,656,619

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended August 31,
                                                                 ----------------------------------------------------------------
                                                                 2000          1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.52         14.50          15.05          13.23         12.50

Investment Operations:

Investment income--net                                            .15(b)        .16(b)         .13            .07           .15

Net realized and unrealized
   gain (loss) on investments                                     .44          3.76           (.20)          1.98           .65

Total from Investment Operations                                  .59          3.92           (.07)          2.05           .80

Distributions:

Dividends from investment income--net                            (.11)         (.15)          (.08)         (.10)          (.04)

Dividends from net realized
   gain on investments                                           (.79)         (.75)          (.40)         (.13)          (.03)

Total Distributions                                              (.90)         (.90)          (.48)         (.23)          (.07)

Net asset value, end of period                                  17.21         17.52          14.50         15.05          13.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.48         28.19           (.62)        15.72          6.43(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.40          1.40           1.44          1.49          1.39(c)

Ratio of net investment income
   to average net assets                                          .88          1.00           1.17          1.09          1.78(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --             --           .03           .51(c)

Portfolio Turnover Rate                                         37.64         30.68          34.46         25.35         19.14(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         396,786       260,667        162,707        96,896        25,638

(A) FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,102 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue    Code
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended August

31, 2000, the fund was charged $847,650 pursuant to the Shareholder Services Plan, of which $475,913 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $48,304 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2000, amounted to $224,129,539 and $119,047,325, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at August 31, 2000:


                                                  Foreign
Forward Currency                                 Currency                                                        Unrealized
Exchange Contracts                                Amounts             Cost ($)            Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

New Zealand Dollars,

    expiring 9/1/2000                            257,195               110,414              109,822                 (592)

Great Britain Pounds,

    expiring 9/5/2000                            757,595             1,102,755            1,099,043               (3,712)

TOTAL                                                                                                             (4,304)


(b) At August 31, 2000, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $11,889,568, consisting of $39,082,223 gross unrealized appreciation and $27,192,655 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 6, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2000:

   -- the total amount of taxes paid to foreign countries was  $1,133,256

   -- the total amount of income sourced from foreign countries was $6,121,524

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2000 calendar year with form 1099-DIV which will be mailed by January 31, 2001.

For Federal tax purposes the fund hereby designates $.5930 per share as a long-term capital gain distribution of the $.9060 per share paid on December 15, 1999.

The fund also designates .40% of the ordinary dividends paid during the fiscal year ended August 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


NOTES

                        For More Information
                        Dreyfus International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, N.Y. 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   254AR008


================================================================================

Dreyfus

Premier Technology Growth Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Technology Growth Fund

LETTER FROM THE PRESIDENT

Dear    Shareholder:

We are pleased to present this annual report for Dreyfus Premier Technology Growth Fund, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Mark Herskovitz.

Although large-cap U.S. stocks generally provided attractive returns over the past year, the reporting period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, the large-cap market advanced strongly, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology and other growth-oriented stocks corrected sharply over concerns about rising interest rates and extremely high valuations.

In fact, since technology stocks declined in March and April 2000, various investment styles and market sectors have moved in and out of favor among investors. As a result, and in contrast to the first half of the reporting period, investors with broadly diversified stock portfolios generally tended to do better during the second half of the reporting period than "momentum"
investors    who    sought    to    follow    market    trends.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   Premier   Technology   Growth  Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2000, Dreyfus Premier Technology Growth Fund produced a total return of 110.71% for Class A shares, 109.06% for Class B shares, 109.06% for Class C shares, 111.21% for Class R shares, and 109.93% for Class T shares.(1) In comparison, the Morgan Stanley High Technology 35 Index provided an 87.32%(2) return and the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index" ) provided a 16.31%(3) return over the same period

We attribute the fund's stellar performance to our focus on fundamentally strong technology companies. During the first half of the reporting period, the fund benefited from market-wide enthusiasm for the technology sector, which drove stock prices up dramatically. During the second half of the reporting period, however, the technology sector experienced a sharp correction. Speculative Internet stocks with no current earnings were particularly hard hit. However, because the fund primarily emphasized technology companies with attractive fundamentals in growing market sub-sectors, by August 31 the fund recovered almost all of the ground it lost during the correction. Of course, the technology sector involves special risks and is among the most volatile sectors
of    the    market.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We emphasize the most attractive sectors, and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or services in
the    computer,
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

semiconductor, electronics, communications, biotechnology, computer software and
hardware,    electronic    components   and   systems,   data   networking   and
telecommunications equipment and services.

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and dominant market shares. We
conduct   extensive   fundamental   research  to  understand  these  companies'
competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

Over the past year, prevailing market sentiment both positively and negatively influenced the fund' s performance. Between September 1999 and March 2000, technology stocks that investors believed would succeed in the "new economy" drove the stock market' s advance. However, investors were not particularly selective during this time, driving up the prices of both fundamentally sound companies and their more speculative counterparts.

In March and April, market sentiment shifted dramatically when investors became concerned that the Federal Reserve Board's efforts to slow economic growth might cause demand for new technologies to slacken. A major measure of technology stock performance, the Nasdaq Composite Index, fell substantially. Despite this precipitous drop, we maintained our conviction that the strong business fundamentals of the technology businesses in our portfolio had not changed.

Indeed, the market later justified this belief, and many of the stocks in our portfolio began to recover. However, investors had become much more selective, rewarding stocks with strong business fundamentals and positive earnings reports, while avoiding those without such attributes. Because of our unwavering focus on quality, this shift toward greater selectivity benefited the fund's performance.


What is the fund's current strategy?

We have continued to focus primarily on companies that our research indicates are fundamentally sound and in good positions to prosper from technological advances. These have included companies that are engaged in the development of telecommunications technologies, including businesses that are helping to upgrade existing land lines and those developing new wireless technologies. Companies that we believe could benefit from telecommunications spending include manufacturers of telecommunications equipment such as JDS Uniphase, data storage software developers such as Veritas Software, specialized semiconductor manufacturers such as PMC Sierra, and networking companies such as Juniper Networks.

On the other hand, our research caused us to avoid certain technology sectors, particularly the "pure play" Internet companies.

Because of the high valuations that characterize the stock prices of today's technology leaders, we again caution that technology stocks are likely to continue to experience high levels of short-term volatility, and investors should not be surprised to see periodic and significant declines. We strive to manage these risks by maintaining a broadly diversified portfolio and focusing on fundamentally sound companies over the long term.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A Shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: BLOOMBERG L.P.
((+)(+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER TECHNOLOGY GROWTH FUND ON 10/13/97 (INCEPTION DATE) TO A $10,000 INVESTMENT IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 9/30/97 IS USED AS THE BEGINNING VALUE ON 10/13/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX FROM THE ELECTRONICS-BASED SUBSECTORS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 8/31/00

                                                                Inception                                                From
                                                                  Date                         1 Year                    Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                       10/13/97                        98.57%                      76.23%

WITHOUT SALES CHARGE                                            10/13/97                       110.71%                      79.87%

CLASS B SHARES
WITH REDEMPTION((+))                                             4/15/99                       105.06%                      85.02%

WITHOUT REDEMPTION                                               4/15/99                       109.06%                      87.31%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                          4/15/99                       108.06%                      87.19%

WITHOUT REDEMPTION                                               4/15/99                       109.06%                      87.19%

CLASS R SHARES                                                   4/15/99                       111.21%                      89.09%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                         8/31/99                       100.48%                     100.48%

WITHOUT SALES CHARGE                                             8/31/99                       109.93%                     109.93%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2000

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.1%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--2.0%

Automatic Data Processing                                                                     1,200,000               71,550,000

DATA STORAGE--9.8%

Brocade Communications Systems                                                                  475,000  (a)         107,260,937

EMC                                                                                           1,200,000  (a)         117,600,000

Network Appliance                                                                               975,000  (a)         114,075,000

                                                                                                                     338,935,937

HARDWARE--9.7%

Apple Computer                                                                                1,000,000  (a)          60,937,500

Flextronics International                                                                     1,230,000  (a)         102,474,375

Sanmina                                                                                         800,000  (a)          94,400,000

Sun Microsystems                                                                                625,000  (a)          79,335,938

                                                                                                                     337,147,813

INTERNET--2.3%

VeriSign                                                                                        400,000  (a)          79,550,000

NETWORKING--10.3%

Cisco Systems                                                                                 1,130,000  (a)          77,405,000

Finisar                                                                                       1,150,000  (a)          53,331,250

Juniper Networks                                                                                625,000  (a)         133,593,750

Sycamore Networks                                                                               685,000  (a)          94,187,500

                                                                                                                     358,517,500

SEMICONDUCTOR EQUIPMENT--6.9%

Applied Materials                                                                               750,000  (a)          64,734,375

PRI Automation                                                                                1,000,000  (a)          51,625,000

Teradyne                                                                                        750,000  (a)          48,609,375

Xilinx                                                                                          850,000  (a)          75,543,750

                                                                                                                     240,512,500

SEMICONDUCTORS--15.9%

Intel                                                                                         1,400,000              104,825,000

Micrel                                                                                        1,400,000  (a)         107,012,500

PMC-Sierra                                                                                      350,000  (a)          82,600,000

Taiwan Semiconductor Manufacturing, ADR                                                       2,300,000  (a)          80,500,000

Texas Instruments                                                                             1,250,000               83,671,875

Vitesse Semiconductor                                                                         1,050,000  (a)          93,253,125

                                                                                                                     551,862,500


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE--17.1%

Ariba                                                                                           450,000  (a)          70,818,750

BEA Systems                                                                                   1,400,000  (a)          95,287,500

Microsoft                                                                                       450,000  (a)          31,415,625

Oracle                                                                                        1,000,000  (a)          90,937,500

Rational Software                                                                               677,900  (a)          87,237,256

Siebel Systems                                                                                  515,000  (a)         101,873,437

Tibco Software                                                                                  365,000  (a)          37,207,188

Veritas Software                                                                                650,000  (a)          78,365,625

                                                                                                                     593,142,881

TELECOMMUNICATION EQUIPMENT--17.7%

Ciena                                                                                           450,000  (a)          99,759,375

GlobeSpan                                                                                       690,000  (a)          83,101,875

JDS Uniphase                                                                                    800,000  (a)          99,587,500

Nokia, ADR                                                                                    1,700,000               76,393,750

Nortel Networks                                                                               1,200,000               97,875,000

SDL                                                                                             260,000  (a)         103,301,250

Tellabs                                                                                       1,000,000  (a)          56,187,500

                                                                                                                     616,206,250

TELECOMMUNICATION SERVICES--4.4%

Metromedia Fiber Network, Cl. A                                                               2,000,000  (a)          79,875,000

NEXTLINK Communications, Cl. A                                                                2,100,000  (a)          73,631,250

WorldCom                                                                                              5  (a)                 183

                                                                                                                     153,506,433

TOTAL COMMON STOCKS

   (cost $1,946,889,108)                                                                                           3,340,931,814

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM INVESTMENTS-4.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.92%, 9/14/2000                                                                            17,861,000                17,820,813

5.97%, 9/28/2000                                                                            32,047,000                31,906,314

5.93%, 10/12/2000                                                                           64,174,000                63,726,707

6.05%, 11/9/2000                                                                            20,579,000                20,347,486

6.04%, 11/16/2000                                                                           12,059,000                11,903,680

TOTAL SHORT-TERM INVESTMENTS

   (cost $145,712,233)                                                                                               145,705,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,092,601,341)                                                          100.3%            3,486,636,814

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)              (11,414,390)

NET ASSETS                                                                                       100.0%            3,475,222,424

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,092,601,341  3,486,636,84

Cash                                                                  5,038,602

Receivable for shares of Common Stock subscribed                     10,275,490

Dividends receivable                                                     65,158

Prepaid expenses                                                        186,450

                                                                  3,502,202,514
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         3,807,720

Payable for investment securities purchased                          19,196,329

Payable for shares of Common Stock redeemed                           3,338,120

Accrued expenses                                                        637,921

                                                                     26,980,090
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,475,222,424
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    2,233,141,58

Accumulated net realized gain (loss) on investments                (151,954,632)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4(b)                                      1,394,035,473
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,475,222,424

NET ASSET VALUE PER SHARE

                                           Class A                Class B              Class C           Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,659,529,767          1,107,998,187          602,842,227        85,802,797         19,049,446

Shares Outstanding                       24,583,719             16,585,530            9,030,895         1,267,537            283,219
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                             67.51                  66.81                 66.75            67.69               67.26


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             6,821,603

Cash dividends (net of $140,059 foreign taxes withheld at source)      628,443

TOTAL INCOME                                                         7,450,046

EXPENSES:

Management fee-Note 3(a)                                            15,928,289

Shareholder servicing costs-Note 3(c)                                7,198,466

Distribution fees-Note 3(b)                                          7,142,633

Registration fees                                                      647,202

Prospectus and shareholders' reports                                   164,871

Custodian fees-Note 3(c)                                               135,505

Professional fees                                                       58,869

Directors' fees and expenses-Note 3(d)                                  31,008

Miscellaneous                                                           12,486

TOTAL EXPENSES                                                      31,319,329

INVESTMENT (LOSS)                                                  (23,869,283)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                  (143,254,566)

Short sale transactions                                              (6,345,926)

NET REALIZED GAIN (LOSS)                                           (149,600,492)

Net unrealized appreciation (depreciation) on investments          1,286,958,24

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             1,137,357,78

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               1,113,488,45

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                            ------------------------------------
                                                     2000              1999(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                            (23,869,283)          (1,590,565)

Net realized gain (loss) on investments     (149,600,492)           6,529,961

Net unrealized appreciation (depreciation)
   on investments                          1,286,958,240          107,824,217

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               1,113,488,465          112,763,613
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                        -              (145,298)

Net realized gain on investments:

Class A shares                                (4,549,696)                  -

Class B shares                                (1,632,030)                  -

Class C shares                                  (835,469)                  -

Class R shares                                   (35,716)                  -

Class T shares                                   (13,621)                  -

TOTAL DIVIDENDS                               (7,066,532)            (145,298)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                              1,686,181,939         478,537,215

Class B shares                                830,678,301          71,857,010

Class C shares                                533,172,623          30,684,800

Class R shares                                 80,808,421           1,322,691

Class T shares                                 16,601,656               1,000

Dividends reinvested:

Class A shares                                  4,073,371             140,315

Class B shares                                  1,231,955                  -

Class C shares                                    621,255                  -

Class R shares                                     26,207                  -

Class T shares                                     13,470                  -

(A) EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES. EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended August 31,
                                            ------------------------------------
                                                     2000              1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (continued):

Cost of shares redeemed:

Class A shares                            (1,153,660,332)        (140,362,213)

Class B shares                               (81,855,087)          (1,071,648)

Class C shares                              (106,344,038)          (1,474,017)

Class R shares                                (6,359,052)            (112,958)

Class T shares                                  (900,696)                  -

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS              1,804,289,993          439,522,195

TOTAL INCREASE (DECREASE) IN NET ASSETS    2,910,711,926          552,140,510
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                          564,510,498           12,369,988

END OF PERIOD                              3,475,222,424          564,510,498

(A) EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES. EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended August 31,
                                              ----------------------------------
                                                     2000             1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                    31,039,426          18,489,923

Shares issued for dividends reinvested             86,704               8,046

Shares redeemed                               (20,808,284)         (5,253,395)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  10,317,846          13,244,574
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                    15,708,144           2,324,739

Shares issued for dividends reinvested             26,346                 -

Shares redeemed                                (1,438,969)            (34,730)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  14,295,521           2,290,009
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     9,906,575             988,394

Shares issued for dividends reinvested             13,298                  -

Shares redeemed                                (1,829,909)            (47,463)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,089,964             940,931
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,334,225              42,515

Shares issued for dividends reinvested                557                  -

Shares redeemed                                  (106,260)             (3,500)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,228,522              39,015
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       298,085                 31

Shares issued for dividends reinvested                287                  -

Shares redeemed                                   (15,184)                 -

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     283,188                 31

(A) EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES. EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.

(B) DURING THE PERIOD ENDED AUGUST 31, 2000, 56,893 CLASS B SHARES REPRESENTING $3,394,138 WERE AUTOMATICALLY CONVERTED TO 56,449 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                  Year Ended August 31,
                                                                                       -------------------------------------------
CLASS A SHARES                                                                         2000            1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  32.21           12.11            12.50

Investment Operations:

Investment (loss)                                                                      (.43)(b)        (.18)(b)         (.10)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     35.98           20.36             (.29)

Total from Investment Operations                                                      35.55           20.18             (.39)

Distributions:

Dividends from net realized gain on investments                                        (.25)           (.08)               --

Net asset value, end of period                                                        67.51           32.21            12.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     110.71(c)       167.23(c)         (3.12)(c,d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      1.12            1.20             1.12(d)

Ratio of interest expense to average net assets                                          --              --              .01(d)

Ratio of net investment (loss)
   to average net assets                                                               (.78)           (.64)            (.77)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                        --             .02              .81(d)

Portfolio Turnover Rate                                                              112.24           78.93            291.12(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             1,659,530         459,457            12,370

(A) FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON OCTOBER 14,
1997 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                           Year Ended August 31,
                                                        ------------------------
CLASS B SHARES                                               2000        1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        32.13      28.25

Investment Operations:

Investment (loss)                                            (.90)(b)   (.16)(b)

Net realized and unrealized gain (loss)
   on investments                                           35.83       4.04

Total from Investment Operations                            34.93       3.88

Distributions:

Dividends from net realized gain on investments              (.25)       -

Net asset value, end of period                              66.81      32.13
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                       109.06      13.73(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.93       .81(d)

Ratio of net investment (loss)
   to average net assets                                    (1.57)     (.61)(d)

Portfolio Turnover Rate                                    112.24     78.93
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   1,107,998      73,588

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended August 31,
                                                         -----------------------
CLASS C SHARES                                               2000       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     32.10         28.25

Investment Operations:

Investment (loss)                                         (.90)(b)      (.16)(b)

Net realized and unrealized gain (loss)
   on investments                                        35.80          4.01

Total from Investment Operations                         34.90          3.85

Distributions:

Dividends from net realized gain on investments           (.25)          -

Net asset value, end of period                           66.75         32.10
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                    109.06         13.63(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.91           .82(d)

Ratio of net investment (loss)
   to average net assets                                 (1.55)         (.62)(d)

Portfolio Turnover Rate                                 112.24         78.93
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  602,842        30,207

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         Year Ended August 31,
                                                       ----------------------
CLASS R SHARES                                            2000          1999(a)
-----------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     32.22         28.25

Investment Operations:

Investment (loss)                                         (.30)(b)      (.07)(b)

Net realized and unrealized gain (loss)
   on investments                                        36.02          4.04

Total from Investment Operations                         35.72          3.97

Distributions:

Dividends from net realized gain on investments           (.25)         -

Net asset value, end of period                           67.69         32.22
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                        111.21         14.05(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .86           .44(c)

Ratio of net investment (loss)
   to average net assets                                  (.48)         (.24)(c)

Portfolio Turnover Rate                                 112.24         78.93
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   85,803         1,257

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Year Ended August 31,
                                                          ----------------------
CLASS T SHARES                                              2000         1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        32.21         32.21

Investment Operations:

Investment (loss)                                            (.66)(b)        --

Net realized and unrealized gain (loss)
   on investments                                           35.96            --

Total from Investment Operations                            35.30            --

Dividends from net realized gain on investments              (.25)           --

Net asset value, end of period                              67.26          32.21
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           109.93(c)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.48            --

Ratio of net investment (loss)
   to average net assets                                    (1.11)           --

Portfolio Turnover Rate                                   112.24           78.93
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      19,049              1

(A) COMMENCED OFFERING SHARES ON AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 500 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized) , Class C (100 million shares authorized) , Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $46,858 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2000, the fund reclassed $23,869,283 from accumulated undistributed investment income-net and $27,457 from accumulated undistributed net realized gains to paid-in capital. Net assets were not affected by this reclassification.

The  fund  has  an  unused  capital  loss  carryover of approximately $7,796,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from
financial    reporting    in    accor
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

dance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended August 31, 2000, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $1,203,822 during the period ended August 31, 2000 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2000, Class B, Class C and Class T shares were charged $4,618,754, $2,500,899 and $22,980, respectively, pursuant to the Distribution Plan, of which $3,412,123, $1,881,353 and $18,899 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser vices. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2000, Class A, Class B, Class C and Class T shares were charged $2,803,374, $1,539,584, $833,633 and $22,980, respectively, pursuant to the Shareholder Services Plan, of which $1,770,723, $1,140,374, $627,118 and $18,899 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $1,286,364 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $135,505 pursuant to the custody agreement.

(d) Each board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund Group"). Effective April 25, 2000, each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's
Emeritus    Program    Guidelines,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended August 31, 2000, the fund incurred total brokerage commissions of $1,859,024, of which $60,966 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended August 31, 2000:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     3,898,404,448        2,228,609,259

Short sale transactions                 856,646,725          850,300,799

     TOTAL                            4,755,051,173        3,078,910,058

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2000, there were no securities sold short outstanding.

(b) At August 31, 2000, accumulated net unrealized appreciation on investments was $1,394,035,473, consisting of $1,412,811,354 gross unrealized appreciation and $18,775,881 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 6, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.0100 per share as a long-term capital gain distribution of the $.2510 per share paid on December 9, 1999.

The fund also designates 2.60% of the ordinary dividends paid during the fiscal year ended August 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.



                        For More Information

                        Dreyfus Premier Technology Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   255AR008

================================================================================

Dreyfus

Aggressive Growth Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Aggressive Growth Fund, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

Although large-cap U.S. stocks generally provided attractive returns over the past year, the reporting period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, the large-cap market advanced strongly, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology and other growth-oriented stocks corrected sharply over concerns about rising interest rates and extremely high valuations

In fact, since technology stocks declined in March and April 2000, various investment styles and market sectors have moved in and out of favor among investors. As a result, and in contrast to the first half of the reporting period, investors with broadly diversified stock portfolios generally tended to do better during the second half of the reporting period than "momentum" investors who sought to follow market trends.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Aggressive Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Aggressive Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2000, Dreyfus Aggressive Growth Fund produced a total return of 45.66%.(1) This return handily outperformed that provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), which produced a total return of 16.31% for the same period.(2)

We attribute the fund's strong performance to our "bottom-up" stock selection strategy. During the first half of the reporting period, the fund's performance was fueled by our technology holdings, an area in which the fund made some very good stock selections. While technology stocks moved in and out of favor in the months that followed, many of these stocks made a strong comeback towards the end of the period, which benefited the fund. In addition, our investments in the health care and financial industry groups boosted performance.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in the stocks of growth companies of any size. Currently, the fund is focusing primarily on midcap companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong revenue and/or earnings growth rates. The fund's investments in small- and midcap companies carry additional risks because their earnings are less predictable, their share prices are more volatile and their securities are less liquid than those of larger companies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During   the  first  half  of  the  reporting  period,  the  predominant  factor influencing performance was the strong gains achieved by technology stocks relative to the overall stock market. By mid-April, however, a broad-based sell-off in technology stocks contributed to a decline in many major stock market indexes. In response, we took advantage of this large-scale selling by adding to some of our favorite technology positions. At the same time, we reduced or eliminated our holdings of stocks in which we had less confidence. As a result, we were able to improve the overall quality of the technology stocks in the fund. When technology stocks rebounded during July and August, we enjoyed attractive returns.

Health care stocks also contributed positively to the fund's performance, particularly those within the biotechnology and specialty health care sectors. While we added incrementally to this area during the year, which helped the fund's overall return, our selection of individual stocks drove performance. For example, the fund benefited from its holdings in Andrex Corporation, a pharmaceutical company that produces and sells generic versions of currently marketed drugs. Andrex's stock price rose during the period in response to its generic version of Prilosec, a treatment for ulcers and reflux disease, and currently the best-selling drug in the world.

Although financial stocks did not perform very well during the first half of the reporting period, our limited exposure to the area helped cushion the effects of declines in this area on overall fund performance. When financial stocks began to gain strength during the last few months of the period, we added to our exposure in this sector and were able to achieve attractive gains for the fund.


What is the fund's current strategy?

We have been concentrating our efforts on identifying companies that we believe have strong growth prospects and talented management teams. Our research has led us to sell some of the fund's media and broadcasting stocks. We believe that the slowdown in the year-to-year growth of advertising spending has resulted in lower valuations and lower price targets for many of these stocks.

As of the end of the reporting period, the fund's assets were allocated among market sectors as follows: 36% to technology, 16% to health care, 14% to business services, 10% to telecommunications services, 5% to consumer cyclicals, 4% to energy, 3% to financials, 2% to utilities, .79% to capital goods and .60% to consumer staples, with the balance in cash and short-term investments.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Aggressive Growth Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00

                                                                Inception                                           From
                                                                  Date                    1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/29/95                  45.66%                    4.85%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS AGGRESSIVE GROWTH FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2000

COMMON STOCKS--94.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT--1.7%

Gentex                                                                                           30,950  (a)             800,831

BIOTECHNOLOGY--3.6%

Genzyme- General Division                                                                         9,775  (a)             733,736

Maxygen                                                                                           4,150                  223,063

Myriad Genetics                                                                                   2,900  (a)             405,638

PE Corp.-Celera Genomics                                                                          3,025  (a)             328,023

                                                                                                                       1,690,460

BUSINESS SERVICES--14.2%

Amdocs                                                                                            8,675  (a)             619,720

Catalina Marketing                                                                               18,450  (a)             787,584

Convergys                                                                                        14,950  (a)             584,919

Diamond Technology Partners                                                                      11,650  (a)             743,416

Digex                                                                                             5,950  (a)             503,891

Exodus Communications                                                                            11,925  (a)             816,117

Scient                                                                                           11,500  (a)             311,219

True North Communications                                                                        11,700                  542,588

Wireless Facilities                                                                              23,950                1,796,250

                                                                                                                       6,705,704

COMPUTER NETWORKING--2.5%

Foundry Networks                                                                                  6,775                  630,498

Turnstone Systems                                                                                 9,050                  532,819

                                                                                                                       1,163,317

COMPUTER SOFTWARE/SERVICES--10.1%

CNET Networks                                                                                    11,325  (a)             379,387

Interwoven                                                                                        8,700                  835,200

Macromedia                                                                                        5,250  (a)             362,824

Macrovision                                                                                       8,225  (a)             876,991

Mercury Interactive                                                                               5,650  (a)             690,359

Quest Software                                                                                    9,150                  472,369

Rational Software                                                                                 8,675  (a)           1,116,364

                                                                                                                       4,733,494

DISTRIBUTION--.6%

Patterson Dental                                                                                 11,800  (a)             280,250

ELECTRONICS--.6%

Titan                                                                                            11,025  (a)             271,491

FINANCIAL SERVICES--3.0%

Metris Cos.                                                                                      39,875                1,433,008

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTHCARE SERVICES--3.6%

Andrx                                                                                            11,975  (a)           1,041,825

Laboratory Corporation of America Holdings                                                        5,700  (a)             674,381

                                                                                                                       1,716,206

MANUFACTURING--.8%

Zomax                                                                                            19,200  (a)             373,200

MEDICAL SUPPLIES & EQUIPMENT--.9%

MiniMed                                                                                           5,900  (a)             423,602

OIL SERVICES--4.3%

BJ Services                                                                                       7,675  (a)             514,225

Grant Prideco                                                                                    15,450                  363,075

Nabors Industries                                                                                14,475  (a)             688,467

Weatherford International                                                                         9,725  (a)             456,467

                                                                                                                       2,022,234

OTHER--.5%

Power-One                                                                                         1,475  (a)             233,695

PHARMACEUTICALS--8.4%

Allergan                                                                                          5,250                  383,906

Celgene                                                                                          16,675  (a)           1,233,950

Forest Laboratories                                                                               7,375  (a)             721,828

IVAX                                                                                             26,825  (a)             928,816

King Pharmaceuticals                                                                              7,800  (a)             250,575

Regeneron Pharmaceuticals                                                                        12,575  (a)             445,627

                                                                                                                       3,964,702

PUBLISHING & BROADCASTING--2.6%

Entercom Communications                                                                          14,900  (a)             615,556

Pegasus Communications                                                                           11,975  (a)             595,756

                                                                                                                       1,211,312

RETAIL--1.0%

Men's Wearhouse                                                                                  14,975  (a)             456,738

SEMICONDUCTORS--.8%

TranSwitch                                                                                        6,300  (a)             379,181

SEMICONDUCTORS & EQUIPMENT--12.0%

ASM Lithography Holding                                                                           9,650  (a)             367,906

Atmel                                                                                            36,250  (a)             725,000

Brooks Automation                                                                                13,425  (a)             742,570

Cree                                                                                              4,975  (a)             685,306


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & EQUIPMENT (CONTINUED)

Microchip Technology                                                                              9,850  (a)             670,416

Novellus Systems                                                                                  5,950  (a)             366,297

PRI Automation                                                                                    6,700  (a)             345,887

SanDisk                                                                                           5,600  (a)             467,600

Semtech                                                                                           5,500  (a)             651,406

Silicon Storage Technology                                                                       19,425  (a)             637,383

                                                                                                                       5,659,771

TELECOMMUNICATION EQUIPMENT--10.8%

ADTRAN                                                                                           10,825  (a)             579,814

CIENA                                                                                             2,500  (a)             554,219

DMC Stratex Networks                                                                             37,100  (a)             948,369

Ditech Communications                                                                             7,675  (a)             452,825

Extreme Networks                                                                                  8,150  (a)             758,459

Harris                                                                                           29,825                  896,614

Netro                                                                                             2,425                  200,366

Tekelec                                                                                          17,375  (a)             686,313

                                                                                                                       5,076,979

TELECOMMUNICATION SERVICES--10.4%

Crown Castle International                                                                       32,450  (a)           1,125,609

Focal Communications                                                                              9,625  (a)             297,773

Focus Affiliates (Warrants-expire 12/10/2000)                                                    76,250  (a)                  --

Inet Technologies                                                                                 9,250  (a)             373,469

McLeodUSA, Cl. A                                                                                 33,825  (a)             534,858

Partner Communications, ADR                                                                      38,700                  367,650

Spectrasite Holdings                                                                             41,100                  963,281

TeleCorp PCS                                                                                      7,025                  247,631

Time Warner Telecom, Cl. A                                                                       11,100  (a)             720,806

Tritel                                                                                            9,900                  258,638

                                                                                                                       4,889,715

UTILITIES--1.6%

Calpine                                                                                           4,025  (a)             398,475

Dynegy, Cl. A                                                                                     7,900                  355,500

                                                                                                                         753,975

TOTAL COMMON STOCKS

   (cost $38,680,617)                                                                                                 44,239,865

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM INVESTMENTS--6.7%                                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES;

Federal Home Loan Mortgage Corp.,

  6.53%, 9/1/2000

   (cost $3,150,000)                                                                          3,150,000                3,150,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $41,830,617)                                                             100.7%               47,389,865

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)                (322,660)

NET ASSETS                                                                                       100.0%               47,067,205

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  41,830,617  47,389,865

Cash                                                                     57,565

Receivable for investment securities sold                             1,295,366

Receivable for shares of Common Stock subscribed                         13,722

Dividends receivable                                                      1,284

Prepaid expenses                                                          7,502

                                                                     48,765,304
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            32,887

Payable for investment securities purchased                           1,614,686

Payable for shares of Common Stock redeemed                               6,180

Accrued expenses                                                         44,346

                                                                      1,698,099
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       47,067,205
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      94,673,110

Accumulated net realized gain (loss) on investments                 (53,165,153)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              5,559,248
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       47,067,205
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       2,979,892

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   15.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               173,410

Cash dividends                                                          29,779

TOTAL INCOME                                                           203,189

EXPENSES:

Management fee--Note 3(a)                                              306,921

Shareholder servicing costs--Note 3(b)                                 230,621

Auditing fees                                                           29,429

Prospectus and shareholders' reports                                    25,435

Custodian fees--Note 3(b)                                               19,465

Registration fees                                                       19,355

Directors' fees and expenses--Note 3(c)                                  2,124

Legal fees                                                                 120

Miscellaneous                                                            1,331

TOTAL EXPENSES                                                         634,801

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (143,727)

NET EXPENSES                                                           491,074

INVESTMENT (LOSS)                                                     (287,885)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             11,105,479

Net unrealized appreciation (depreciation) on investments            2,392,398

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              13,497,877

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,209,992

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended August 31,
                                              ----------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (287,885)            (228,429)

Net realized gain (loss) on investments       11,105,479          (22,247,312)

Net unrealized appreciation (depreciation)
   on investments                              2,392,398           30,125,896

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  13,209,992            7,650,155
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 35,836,387            7,769,955

Cost of shares redeemed                      (32,424,372)         (15,943,273)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             3,412,015           (8,173,318)

TOTAL INCREASE (DECREASE) IN NET ASSETS       16,622,007             (523,163)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            30,445,198          30,968,361

END OF PERIOD                                  47,067,205          30,445,198
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,422,524             805,062

Shares redeemed                                (2,252,064)         (1,611,151)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     170,460            (806,089)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2000          1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.84          8.57          20.07          22.71         12.50

Investment Operations:

Investment (loss)                                                (.10)(b)      (.07)(b)       (.16)(b)       (.26)         (.10)

Net realized and unrealized
   gain (loss) on investments                                    5.05          2.34         (11.34)         (2.38)        10.31

Total from Investment Operations                                 4.95          2.27         (11.50)         (2.64)        10.21

Net asset value, end of period                                  15.79         10.84           8.57          20.07         22.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                45.66         26.64         (57.30)        (11.63)        81.68(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.20          1.13           1.27           1.34          1.16(c)

Ratio of interest expense
   to average net assets                                           --           --             .00(d)         .39           .24(c)

Ratio of investment (loss)
   to average net assets                                         (.70)         (.71)          (.95)         (1.62)        (1.04)(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .35           .58            .29            .09           .17(c)

Portfolio Turnover Rate                                        215.99        168.00          86.53          76.45        125.17(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          47,067        30,445         30,968        131,604       119,341

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price
is    used    when    no    asked
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,274 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $54,474,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. If not applied, $773,000 of the carryover expires in fiscal 2005, $1,778,000 expires in fiscal 2006 and $51,923,000 expires in fiscal 2007.


During the period ended August 31, 2000, the fund reclassed $287,885 from accumulated undistributed investment income-net to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended August 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 1999 through August 31, 2001, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $143,727 during the period ended August 31, 2000.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The distributor
determines    the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amounts to be paid to Service Agents. During the period ended August 31, 2000, the fund was charged $102,307 pursuant to the Shareholder Services Plan, of which $57,454 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $84,875 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $19,465 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company' s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $85,932,684 and $81,438,385, respectively.

At  August  31, 2000, accumulated net unrealized appreciation on investments was
$5,559,248,   consisting   of   $8,282,681  gross  unrealized  appreciation  and
$2,723,433 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 6, 2000



                        For More Information

                        Dreyfus Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   256AR008

================================================================================

Dreyfus

Aggressive Value

Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Aggressive Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Aggressive Value Fund, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

While midcap stocks generally provided attractive returns on average over the past year, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, stocks of all sizes continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations.

Midcap stocks generally outperformed large-cap and small-cap stocks during the period, particularly in the growth-oriented segment of the market, which is dominated by technology companies. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Aggressive    Value    Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did Dreyfus Aggressive Value Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2000, Dreyfus Aggressive Value Fund produced a total return of 30.88%.(1) This compares favorably with the return provided by the Russell 1000 Value Index, which produced a total return of 4.15% for the same period.(2) In addition, the Russell Midcap Value Index produced a total return of 6.26% for the same period.(3)

We attribute the fund's good performance to gains achieved during two distinctly different time periods. During the first half of the reporting period, we benefited from our large exposure to the technology industry, an area in which the portfolio also made some very good stock selections. During the second half of the period, the strongest gains were achieved by our financial holdings

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 65% and up to 100% of the fund's total assets in the stocks of value companies of any size. These investments may include common stocks, preferred stocks and
convertible    securities    of    both    U.S.    and    foreign    issuers.

When selecting stocks for the fund, we begin with a proprietary computer model that identifies suitable candidates. Working with our team of research analysts, we then reduce that list of names by conducting fundamental research and by meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams or positive changes in the company's corporate
structure    or    market    perception.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What    other    factors    influenced    the    fund's    performance?

As "bottom-up" investors, we choose stocks based on their individual merits rather than according to market or economic trends. However, we remain fully cognizant of the overall economic environment and we are aware of trends that
may    affect    our    performance.

Predominant factors positively influencing performance during the first half of the reporting period included strong gains achieved by technology stocks relative to the overall stock market. During that time, the fund's best returns within the technology sector stemmed from our holdings in semiconductor and biotechnology stocks. From mid-March through the end of June, however, a change in investor sentiment caused many technology stocks to fall out of favor. In response, we trimmed our technology exposure, choosing to remain cautious until we saw signs of improving growth prospects and more reasonable valuations. Once technology stocks made a strong comeback in August, we began increasing our exposure to that area toward the end of the reporting period.

During the second half of the reporting period, the most influential factor in the fund's overall performance once technology stocks had fallen out of favor was our financial holdings. This sector has represented the largest concentration for the fund and for both benchmarks. The fund's strongest gains in this area stemmed from finance companies and lending institutions, and most notably from our holdings in Associates First Capital, AmeriCredit and Fannie Mae. In addition, we benefited from our investments in large financial conglomerates, full-service brokerage firms and, toward the end of the reporting period, insurance companies.

On the other hand, the fund's investments in transportation and consumer cyclical stocks lagged. Since our exposure to both of these areas was limited,
it    had    a    relatively    minor   effect   on   our   overall   returns.


What is the fund's current strategy?

Because this fund is not limited to stocks within a specific market-capitalization range, toward the end of the period we began to reduce our exposure to the largest stocks in favor of midcap or midsize companies. In part, this move was made in recognition of the value and growth characteristics that
we    believe    smaller    capitalization    stocks    currently    offer.

In addition, we have recently begun to emphasize stocks within the consumer staples area, including food, beverage and tobacco companies. In some cases, we have concentrated our investments in those companies that we believe may be candidates for acquisition. For example, we were able to enhance the fund's returns by investing in companies like Nabisco Group Holdings and Nabisco Holdings, which were acquired by RJ Reynolds Tobacco Holdings and Philip Morris
Companies,    respectively.

Finally, we continue to favor stocks within the financial sector because we believe they represent excellent value at this time, especially if interest rates remain near current levels. As of August 31, 2000, we have allocated approximately 27% of the fund's assets to this sector; however, portfolio
composition    is    subject    to    change    at    any    time.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

(3) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES THAN THE RUSSELL MIDCAP INDEX.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Aggressive Value Fund with the Russell Midcap Value Index and the Russell 1000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00

                                      Inception                           From
                                      Date              1 Year         Inception
--------------------------------------------------------------------------------

FUND                                 9/29/95            30.88%            26.19%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS AGGRESSIVE VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE RUSSELL 1000 VALUE INDEX AND THE RUSSELL MIDCAP VALUE INDEX. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL MIDCAP VALUE INDEX, WHICH HAS BEEN SELECTED AS THE NEW SECONDARY BENCHMARK INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S MIDCAP VALUE ORIENTATION.

THE RUSSELL 1000 VALUE INDEX USES COMPANY PRICE-TO-BOOK RATIOS AND LONG-TERM GROWTH RATES TO CALCULATE A COMPOSITE RANKING WHICH IS USED TO DETERMINE IF A STOCK IS "GROWTH" OR "VALUE." THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED INDEX OF THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE FOREGOING INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2000

COMMON STOCKS--98.3%                                    Shares                Value ($)
---------------------------------------------------------------------------------------------

BANKING--15.1%

Bank of New York                                        17,100                  896,681

Chase Manhattan                                         26,550                1,483,481

Citigroup                                               51,867                3,027,717

Cullen/Frost Bankers                                    24,400                  756,400

First Virginia Banks                                    34,300                1,466,325

FleetBoston Financial                                   24,200                1,033,037

Morgan (J.P.)                                            5,200                  869,375

National Commerce Bancorporation                        18,375                  354,867

Webster Financial                                       23,000                  567,094

Wells Fargo                                             18,200                  786,012

Westamerica Bancorporation                              19,100                  578,969

                                                                             11,819,958

COMMERCIAL SERVICES--.6%

McGraw-Hill Cos.                                         7,300                  452,144

CONSUMER NON-DURABLES--6.3%

Anheuser-Busch Cos.                                      8,700                  685,669

Cott                                                    55,500  (a)             277,500

Nabisco Group Holdings                                  30,300                  850,294

PepsiCo                                                 15,300                  652,162

Philip Morris Cos.                                      27,000                  799,875

Procter & Gamble                                        14,400                  890,100

UST                                                     36,800                  795,800

                                                                              4,951,400

CONSUMER SERVICES--2.7%

Clear Channel Communications                             9,300  (a)             673,087

Disney (Walt)                                           22,600                  879,988

Viacom, Cl. B                                            7,901  (a)             531,836

                                                                              2,084,911

ELECTRONIC TECHNOLOGY--8.3%

Apple Computer                                          13,800  (a)             840,938

Boeing                                                   9,900                  530,887

Compaq Computer                                         25,300                  861,781

Edwards Lifesciences                                    32,300                  847,875

Hewlett-Packard                                          9,400                1,135,050

International Business Machines                          6,000                  792,000

                                                                               The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
----------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Litton Industries                                       13,300  (a)             735,656

Motorola                                                20,700                  746,494

                                                                              6,490,681

ENERGY MINERALS--6.1%

Anadarko Petroleum                                      28,135                1,850,439

BP Amoco, ADS                                            6,400                  353,600

Exxon Mobil                                             21,049                1,718,125

Santa Fe International                                  20,700                  813,769

                                                                              4,735,933

FINANCE--8.2%

American Express                                        10,500                  620,812

AmeriCredit                                             47,400  (a)           1,309,425

Associates First Capital, Cl. A                         58,500                1,645,313

Goldman Sachs Group                                      6,500                  832,406

Morgan Stanley Dean Witter & Co.                        18,600                2,000,663

                                                                              6,408,619

HEALTH SERVICES--2.7%

AmeriSource Health, Cl. A                               29,000  (a)           1,007,750

HCA-Healthcare                                          10,400                  358,800

Manor Care                                              57,000  (a)             762,375

                                                                              2,128,925

HEALTH TECHNOLOGY--7.3%

ALZA                                                    10,800  (a)             816,750

Alpharma, Cl. A                                         14,500                  821,063

Barr Laboratories                                       20,600  (a)           1,462,600

Bristol-Myers Squibb                                    22,000                1,166,000

Forest Laboratories                                     8,100  (a)             792,787

Teva Pharmaceutical Industries, ADR                    11,100                  672,937

                                                                             5,732,137

INDUSTRIAL SERVICES--1.9%

Cooper Cameron                                         18,900  (a)           1,470,656

INSURANCE--7.2%

American General                                        3,200                  233,000

American International Group                           21,675                1,931,784

Gallagher (Arthur J.) & Co.                            20,800                1,019,200


COMMON STOCKS (CONTINUED)                               Shares               Value ($)
-------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Jefferson-Pilot                                         11,200                 741,300

Lincoln National                                        16,000                 864,000

PartnerRe                                               19,200                 805,200

                                                                             5,594,484

NON-ENERGY MINERALS--1.0%

Alcoa                                                   22,400                 744,800

PROCESS INDUSTRIES--3.2%

Methanex                                               112,600  (a)            675,600

Olin                                                    67,500               1,113,750

Sealed Air                                              13,200  (a)            677,325

                                                                             2,466,675

PRODUCER MANUFACTURING--4.5%

Emerson Electric                                        21,300               1,409,794

General Electric                                        10,200                 598,612

Tyco International                                      26,400               1,504,800

                                                                             3,513,206

RETAIL TRADE--5.4%

Abercrombie & Fitch, Cl. A                              33,800  (a)            783,737

Costco Wholesale                                        20,100  (a)            692,194

Neiman Marcus Group, Cl. A                              21,500  (a)            721,594

Venator Group                                           99,800  (a)          1,397,200

Williams-Sonoma                                         17,000  (a)            610,938

                                                                             4,205,663

TECHNOLOGY SERVICES--7.4%

LifePoint Hospitals                                     42,400  (a)          1,277,300

SignalSoft                                              59,700               2,958,881

Triad Hospitals                                         52,400  (a)          1,513,050

                                                                             5,749,231

TRANSPORTATION--.5%

Expeditors International of Washington                   7,400                 362,600

UTILITIES--9.9%

AES                                                      6,600  (a)            420,750

AT&T                                                    25,521                 803,912

AT&T--Liberty Media, Cl. A                              51,800  (a)          1,107,225

Coastal                                                 10,900                 750,737

                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Duke Energy                                             10,400                 778,050

Dynegy, Cl. A                                           17,800                 801,000

Enron                                                    8,600                 729,925

Qwest Communications International                      12,227  (a)            631,219

SBC Communications                                      22,401                 935,242

Sprint (PCS Group)                                       5,200  (a)            260,975

Verizon Communications                                  12,300                 536,588

                                                                             7,755,623

TOTAL COMMON STOCKS

   (cost $61,661,297)                                                       76,667,646
-----------------------------------------------------------------------------------------------
                                                       Principal

SHORT-TERM INVESTMENTS--.1%                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------
U.S. TREASURY BILLS;

  5.88%, 10/12/2000

   (cost $65,557)                                       66,000                  65,540
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $61,726,854)                      98.4%             76,733,186

CASH AND RECEIVABLES (NET)                                 1.6%              1,238,194

NET ASSETS                                               100.0%             77,971,380

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  61,726,854  76,733,186

Cash                                                                    203,362

Receivable for investment securities sold                             1,945,071

Dividends receivable                                                     89,449

Receivable for shares of Common Stock subscribed                         60,040

Prepaid expenses                                                         12,905

                                                                     79,044,013
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            71,717

Payable for investment securities purchased                             937,628

Accrued expenses                                                         63,288

                                                                      1,072,633
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       77,971,380
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      53,092,710

Accumulated undistributed investment income--net                      1,126,537

Accumulated net realized gain (loss) on investments                   8,745,801

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4(b)                                         15,006,332
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       77,971,380
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       2,706,642

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          28.81

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,931 foreign taxes withheld at source)      1,934,744

Interest                                                                73,679

TOTAL INCOME                                                         2,008,423

EXPENSES:

Management fee--Note 3(a)                                              492,537

Shareholder servicing costs--Note 3(b)                                 298,787

Professional fees                                                       26,391

Prospectus and shareholders' reports                                    25,580

Registration fees                                                       19,927

Custodian fees--Note 3(b)                                                9,800

Interest expense--Note 2                                                 2,335

Directors' fees and expenses--Note 3(c)                                  1,297

Miscellaneous                                                            2,305

TOTAL EXPENSES                                                         878,959

INVESTMENT INCOME--NET                                               1,129,464
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                    9,205,716

Short sale transactions                                                 60,462

NET REALIZED GAIN (LOSS)                                             9,266,178

Net unrealized appreciation (depreciation) on investments            7,684,636

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,950,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,080,278

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             -----------------------------------
                                                    2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,129,464              202,674

Net realized gain (loss) on investments         9,266,178            6,127,424

Net unrealized appreciation
   (depreciation) on investments                7,684,636           17,405,513

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,080,278           23,735,611
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (200,027)            (187,969)

Net realized gain on investments               (6,627,196)          (4,934,176)

TOTAL DIVIDENDS                                (6,827,223)          (5,122,145)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  19,931,331           27,456,779

Dividends reinvested                            6,588,816            4,906,800

Cost of shares redeemed                       (32,045,777)         (70,641,639)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (5,525,630)         (38,278,060)

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,727,425          (19,664,594)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            72,243,955           91,908,549

END OF PERIOD                                  77,971,380           72,243,955

Undistributed investment income--net            1,126,537              197,100
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       777,490            1,151,489

Shares issued for dividends reinvested            289,364              206,689

Shares redeemed                                (1,306,987)          (2,905,607)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (240,133)          (1,547,429)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                               Year Ended August 31,
                                                         --------------------------------------------------------------------
                                                         2000           1999          1998          1997          1996(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    24.52          20.45          26.40         20.08          12.50

Investment Operations:

Investment income--net                                    .43(b)         .05(b)         .05           .02            .09

Net realized and unrealized

   gain (loss) on investments                            6.46           5.11          (4.27)         8.22           7.53

Total from Investment Operations                         6.89           5.16          (4.22)         8.24           7.62

Distributions:

Dividends from investment income--net                    (.08)          (.04)          (.03)         (.05)          (.04)

Dividends from net realized
   gain on investments                                  (2.52)         (1.05)         (1.70)        (1.87)           --

Total Distributions                                     (2.60)         (1.09)         (1.73)        (1.92)          (.04)

Net asset value, end of period                          28.81          24.52          20.45         26.40          20.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        30.88          25.41         (17.02)        43.57          61.00(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                 1.34           1.29           1.27          1.24           1.17(c)

Ratio of interest expense
   to average net assets                                  .00(d)         .01            .01            --             --

Ratio of net investment income

   to average net assets                                 1.72            .22            .16           .18            .55(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                             --              --             --           .14            .63(c)

Portfolio Turnover Rate                                235.16         225.12         170.46        120.71         260.98(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  77,971         72,244         91,909       159,529          9,711

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,798 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Prior to April 17, 2000, the fund also was able to borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2000 was approximately $39,100, with a related weighted average annualized interest rate of 5.96%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may
make    payments    to    Service
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2000, the fund was charged $164,179 pursuant to the Shareholder Services Plan, of which $82,638 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $78,715 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $9,800 pursuant to the custody agreement.

(c) Each board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.


(e) During the period ended August 31, 2000, the fund incurred total brokerage commissions of $316,785, of which $22,636 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended August 31, 2000:

                                      PURCHASES ($)  SALES ($)
--------------------------------------------------------------------------------

Long transactions                       152,668,141          161,095,461

Short sale transactions                     528,375              588,837

     TOTAL                              153,196,516          161,684,298

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2000, there were no securities sold short outstanding.

(b) At August 31, 2000, accumulated net unrealized appreciation on investments was $15,006,332, consisting of $15,502,227 gross unrealized appreciation and $495,895 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Aggressive Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Value Fund at August 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 6, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $2.253 per share as a long-term capital gain distribution of the $2.594 per share paid on November 30, 1999.

The fund also designates 99.79% of the ordinary dividends paid during the fiscal year ended August 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

                        For More Information

                        Dreyfus Aggressive Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   257AR008


================================================================================

Dreyfus

Midcap Value Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Midcap

                                                                     Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Value Fund, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

While midcap stocks generally provided attractive returns on average over the past year, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, stocks of all sizes continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations.

Midcap stocks generally outperformed large-cap and small-cap stocks during the period, particularly in the growth-oriented segment of the market, which is dominated by technology companies. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Midcap    Value    Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2000, Dreyfus Midcap Value Fund produced a total return of 37.60%.(1) This compares favorably with the return provided by the fund's benchmark, the Russell Midcap Value Index, which produced a total return of 6.26% for the same period.(2)

We attribute the fund's strong performance to our technology, financial and energy holdings, three areas in which our security selection strategy was particularly effective.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Russell Midcap Value Index by investing in midcap companies that appear to us to be inexpensive relative to certain financial measurements of their intrinsic worth or business prospects.

When selecting stocks for the fund, we emphasize three key factors: VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; BUSINESS HEALTH, as defined by the company's overall efficiency and profitability; and BUSINESS MOMENTUM, or the presence of a catalyst -- such as corporate restructuring, change in management or a spin-off -- that could trigger an increase in the stock's price in the near term.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum, or when its performance falls short of our expectations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As "bottom-up" investors, we choose stocks based on their individual merits rather than according to market or economic trends. However, we remain fully cognizant of the overall economic environment, and we are aware of trends that may affect our performance. That said, the three areas that contributed most to the fund's positive performance were technology, financial and energy.

Contrary to popular belief, not every technology stock is considered a growth stock. By making very careful stock selections, we were able to find a number of inexpensively priced, value-oriented stocks within the technology sector. These stocks typically also exhibited strong growth characteristics. As a result, we were able to participate to some degree in the positive returns provided by the technology sector early in the period. Of course, the technology sector has been among the most volatile sectors of the market and there is no assurance that market conditions will continue to be favorable to technology stocks.

Within the financial area, returns were driven primarily by the fund's insurance company holdings, an industry that had been depressed for several years but made a notable turnaround over the past six months. Once the underlying market began to improve, it created a much healthier business environment for many of these companies, and stock prices rose. We had anticipated this change and had been steadily increasing our exposure to this area. While we have since taken some profits, we still maintain a healthy weighting of financial stocks in the fund.

Within the energy group, the fund benefited from the rising price of oil. When oil prices fell to $10 a barrel at the end of last summer, we believed that those prices were unsustainably low, and as a result, presented excellent investment opportunities. After oil prices began to climb, stock prices followed, boosting the fund's overall returns.

On the other hand, the fund's performance was hindered by its holdings in chemical and retailing companies. Rising oil prices hurt chemical stocks because oil is an important raw material in the production of chemicals. As for retailers, we believe unseasonable weather conditions and rising interest rates may have slowed shopping patterns, which caused a drop in retail stock prices. However, we took advantage of lower stock prices by adding more high quality retail names to the portfolio.

What is the fund's current strategy?

In light of what appears to be a slower economic environment, we have begun to increase our exposure to areas that are less economically sensitive, such as health care. We believe that in an environment where the outlook for earnings growth may be less optimistic than it was six months ago, health care may
represent    a    solid    investment    opportunity.

In addition, we continue to favor selected technology stocks, especially those that, in our view, are moderately priced and possess positive earnings growth prospects. We also remain confident regarding energy stocks. With oil and natural gas inventories at lows going into the winter season, we believe the
fund    may    be    poised    to    benefit   from   its   energy   holdings.

We are very pleased that we have continued to find numerous investment opportunities among the midcap companies, and we remain optimistic about this
sector    going    forward.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund and the Russell Midcap Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00

                                                                Inception                                           From
                                                                  Date                    1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/29/95                  37.60%                   25.56%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL MIDCAP VALUE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED INDEX OF THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

August 31, 2000

COMMON STOCKS--100.2%                                                                            Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--8.2%

AK Steel Holding                                                                                126,318                1,373,708

Abitibi Price                                                                                   148,600                1,662,463

Agrium                                                                                           45,300                  441,675

Eastman Chemical                                                                                 34,500                1,487,812

Geon                                                                                             52,600                  917,212

IMC Global                                                                                      256,000                3,760,000

Jefferson Smurfit Group, ADR                                                                     96,600                1,980,300

Rohm & Haas                                                                                      60,100                1,739,144

Smurfit-Stone Container                                                                         159,500  (a)           2,093,438

                                                                                                                      15,455,752

CAPITAL GOODS--8.3%

Commscope                                                                                        34,600  (a)             862,838

Deere & Co.                                                                                     100,300                3,303,631

Eaton                                                                                            18,600                1,234,575

Ingersoll-Rand                                                                                   57,600                2,624,400

NCR                                                                                              96,300  (a)           3,888,112

Nucor                                                                                            14,400                  529,200

Parker-Hannifin                                                                                  34,700                1,207,994

Thermo Electron                                                                                  86,000  (a)           1,999,500

                                                                                                                      15,650,250

COMPUTER SERVICES--1.1%

Keane                                                                                           116,000  (a)           2,008,250

CONSTRUCTION & HOUSING--1.5%

Fluor                                                                                            92,600                2,772,212

CONSUMER DURABLES--.9%

Black & Decker                                                                                   30,000                1,201,875

Midway Games                                                                                     61,100  (a)             526,988

                                                                                                                       1,728,863

CONSUMER NON-DURABLES--3.6%

ConAgra                                                                                         113,100                2,071,144

Dial                                                                                             35,300                  361,825

Jones Apparel Group                                                                              96,400  (a)           2,361,800

Tommy Hilfiger                                                                                  181,400  (a)           1,972,725

                                                                                                                       6,767,494

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES--12.7%

Abercrombie & Fitch, Cl. A                                                                       52,300  (a)           1,212,706

Albertson's                                                                                      63,300                1,360,950

Burlington Coat Factory                                                                          18,500                  225,469

Circuit City Stores                                                                             122,300                3,172,156

Consolidated Stores                                                                              86,800  (a)           1,182,650

Emmis Communications, Cl. A                                                                      59,600  (a)           1,955,625

Federated Department Stores                                                                      54,500  (a)           1,505,562

OfficeMax                                                                                       122,700  (a)             636,506

SUPERVALU                                                                                       108,800                1,625,200

ShopKo Stores                                                                                    46,600  (a)             532,988

Six Flags                                                                                       121,400  (a)           1,813,412

Staples                                                                                         104,500  (a)           1,606,688

TJX Cos.                                                                                        156,500                2,944,156

Tricon Global Restaurants                                                                        61,800  (a)           1,799,925

Valassis Communications                                                                          83,900  (a)           2,422,613

                                                                                                                      23,996,606

ENERGY--13.6%

Anadarko Petroleum                                                                               63,397                4,169,621

Burlington Resources                                                                             37,500                1,474,219

Devon Energy                                                                                     80,306                4,702,920

EOG Resources                                                                                    40,200                1,537,650

Noble Affiliates                                                                                 97,300                3,770,375

Ocean Energy                                                                                     70,900  (a)           1,076,794

Petroleum Geo-Services, ADR                                                                     126,800  (a)           2,393,350

Tidewater                                                                                       118,700                4,792,513

Varco International                                                                              90,600  (a)           1,828,988

                                                                                                                      25,746,430

FINANCIAL SERVICES--12.1%

Ace                                                                                              77,000                2,704,625

Aetna                                                                                            42,500                2,377,344

Block (H&R)                                                                                      63,500                2,278,063

Everest Re Group                                                                                 82,800                3,332,700

Franklin Resources                                                                               44,000                1,672,000

Heller Financial                                                                                 29,800                  741,275

Knight Trading Group                                                                             74,600  (a)           2,340,575

Nationwide Financial Services, Cl. A                                                              8,400                  334,950


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Progressive                                                                                      23,600                1,789,175

Stilwell Financial                                                                               51,400  (a)           2,486,475

XL Capital, Cl. A                                                                                40,800                2,812,650

                                                                                                                      22,869,832

FOREST PRODUCTS AND PAPER--1.7%

Fort James                                                                                      101,200                3,200,450

HEALTH CARE--7.5%

Bausch & Lomb                                                                                    85,900                3,070,925

Boston Scientific                                                                               228,600  (a)           4,329,112

HEALTHSOUTH                                                                                     276,100  (a)           1,691,112

IMS Health                                                                                      113,900                2,149,862

McKesson HBOC                                                                                   116,700                2,910,206

                                                                                                                      14,151,217

MERCHANDISING--.7%

Venator Group                                                                                   101,900  (a)           1,426,600

RECREATION--.9%

Hasbro                                                                                           50,400                  620,550

Polaroid                                                                                         62,700                1,065,900

                                                                                                                       1,686,450

TECHNOLOGY--24.6%

Adaptec                                                                                          86,200  (a)           2,111,900

Advanced Micro Devices                                                                           81,400  (a)           3,062,675

Arrow Electronics                                                                                63,600  (a)           2,313,450

Avnet                                                                                            59,200                3,544,600

BMC Software                                                                                    209,100  (a)           5,645,700

Electronics For Imaging                                                                          53,300  (a)           1,385,800

Informix                                                                                        595,850  (a)           3,649,581

Ingram Micro, Cl. A                                                                             186,500  (a)           2,797,500

J D Edwards                                                                                      28,400  (a)             704,675

Lam Research                                                                                     39,000  (a)           1,174,875

Legato Systems                                                                                   37,900  (a)             459,537

MarchFirst                                                                                       91,300  (a)           1,768,937

Maxtor                                                                                          273,400  (a)           2,144,481

Parametric Technology                                                                           269,600  (a)           3,605,900

Quantum--DLT & Storage Systems                                                                  337,500  (a)           4,577,344

Quantum--Hard Disk Drive                                                                        203,900  (a)           1,988,025

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Synopsys                                                                                         70,000  (a)           2,594,375

Tech Data                                                                                           900  (a)              46,463

Unisys                                                                                          235,900  (a)           3,066,700

                                                                                                                      46,642,518

TRANSPORTATION--1.9%

AMR                                                                                              50,100  (a)           1,643,906

Delta Air Lines                                                                                  23,600                1,168,200

Yellow                                                                                           49,100  (a)             748,775

                                                                                                                       3,560,881

UTILITIES--.9%

Edison International                                                                             84,900                1,756,369

TOTAL COMMON STOCKS

   (cost $171,510,218)                                                                                               189,420,174
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.92%, 9/14/2000                                                                                 20,000                   19,955

6.27%, 9/21/2000                                                                              3,227,000                3,214,899

5.96%, 9/28/2000                                                                                206,000                  205,096

5.97%, 10/12/2000                                                                             1,864,000                1,851,008

6.08%, 11/9/2000                                                                                574,000                  567,542

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,859,437)                                                                                                   5,858,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $177,369,655)                                                            103.3%              195,278,674

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.3%)              (6,234,322)

NET ASSETS                                                                                       100.0%              189,044,352

(A) NON-INCOME PRODUCING.

SEE NOTES TO THE FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           177,369,655   195,278,674

Cash                                                                    514,136

Receivable for investment securities sold                             4,424,678

Receivable for shares of Common Stock subscribed                        421,726

Dividends receivable                                                     90,842

Prepaid expenses                                                         16,306

                                                                    200,746,362
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           156,776

Payable for investment securities purchased                          11,442,238

Payable for shares of Common Stock redeemed                              48,060

Accrued expenses                                                         54,936

                                                                     11,702,010
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      189,044,352
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     157,897,127

Accumulated net realized gain (loss) on investments                  13,238,206

Accumulated net unrealized appreciation (depreciation)
  on investments --Note 4                                            17,909,019
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      189,044,352
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       6,725,441

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   28.11

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,966 foreign taxes withheld at source)        886,189

Interest                                                                97,184

TOTAL INCOME                                                           983,373

EXPENSES:

Management fee--Note 3(a)                                              792,077

Shareholder servicing costs--Note 3(b)                                 403,233

Interest expense--Note 2                                                46,066

Custodian fees--Note 3(b)                                               42,551

Registration fees                                                       34,476

Professional fees                                                       32,031

Prospectus and shareholders' reports                                    30,974

Directors' fees and expenses--Note 3(c)                                  1,690

Miscellaneous                                                            1,661

TOTAL EXPENSES                                                       1,384,759

INVESTMENT (LOSS)                                                    (401,386)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             19,547,442

Net unrealized appreciation (depreciation) on investments           15,980,664

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              35,528,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                35,126,720

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                     2000             1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (401,386)            (819,834)

Net realized gain (loss) on investments        19,547,442             785,434

Net unrealized appreciation (depreciation)
   on investments                              15,980,664          37,439,588

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   35,126,720          37,405,188
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (4,867,590)          (9,344,038)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 190,777,681          72,861,853

Dividends reinvested                            4,649,363           9,051,684

Cost of shares redeemed                     (134,809,876)         (92,106,895)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            60,617,168          (10,193,358)

TOTAL INCREASE (DECREASE) IN NET ASSETS       90,876,298           17,867,792
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            98,168,054           80,300,262

END OF PERIOD                                 189,044,352           98,168,054
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,858,196           3,574,897

Shares issued for dividends reinvested            233,168             529,959

Shares redeemed                               (5,889,376)          (4,798,775)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,201,988            (693,919)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2000           1999           1998          1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.70          15.39          22.23          15.80         12.50

Investment Operations:

Investment income (loss)-net                                     (.09)(b)       (.17)(b)       (.06)(b)       (.01)          .08

Net realized and unrealized
   gain (loss) on investments                                    7.74           8.26          (5.73)          8.23          3.28

Total from Investment Operations                                 7.65           8.09          (5.79)          8.22          3.36

Distributions:

Dividends from investment income--net                              --             --             --          (.04)          (.04)

Dividends from net realized
   gain on investments                                          (1.24)         (1.78)         (1.05)        (1.75)          (.02)

Total Distributions                                             (1.24)         (1.78)         (1.05)        (1.79)          (.06)

Net asset value, end of period                                  28.11          21.70          15.39         22.23          15.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                37.60          55.71         (27.32)        55.45          26.88(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.27           1.34           1.29          1.25           1.18(c)

Ratio of interest expense
   to average net assets                                          .04            .06            .01           .01            .01(c)

Ratio of net investment income (loss)
   to average net assets                                         (.38)          (.89)          (.25)         (.14)           .56(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --             --           .26           1.13(c)

Portfolio Turnover Rate                                        242.27         257.23         168.72        154.92         266.80(c
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         189,044         98,168         80,300        81,494          3,591

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Midcap  Value  Fund  (the  "fund" ) is a separate diversified series of
Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2000, the fund reclassed $401,386 between accumulated undistributed investment income-net and paid- in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.


The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2000 was approximately $732,300 with a related weighted average annualized interest rate of 6.29%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2000, the fund was charged $264,026 pursuant to the Shareholder Services Plan, of which $155,887 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $96,536 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $42,551 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each
Board    member    who    is    not    an    "affiliated   person"
                                                                        The Fund

as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $315,809,687 and $260,406,258, respectively.

At August 31, 2000, accumulated net unrealized appreciation on investments was $17,909,019, consisting of $23,726,577, gross unrealized appreciation and $5,817,558 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with brokers and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 6, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 9.99% of the ordinary dividends paid during the fiscal year ended August 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


                        For More Information

                        Dreyfus Midcap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   258AR008

================================================================================

Dreyfus

Emerging Leaders Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Emerging Leaders Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Leaders Fund, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

While small-cap stocks generally provided attractive returns over the past year, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, both small- and large-cap stocks continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks of all sizes corrected sharply over concerns about rising interest rates and extremely high valuations.

Primarily   because  of  the  precipitous  drop  in  technology  stock  prices, small-capitalization stocks generally outperformed large-cap stocks during the period, particularly in the value-oriented segment of the market, a reversal of the trends established over the past several years. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Emerging Leaders Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2000, Dreyfus Emerging Leaders Fund produced a total return of 34.07% .(1) This exceeded the performance of the fund's benchmark, the Russell 2000 Index, which produced a 27.15% total return for the same period.(2)

We attribute the fund's good performance to a strong rebound in small-cap stocks during the first half of the reporting period, especially in industry groups that the fund emphasized. In addition, we succeeded in identifying attractive individual investment opportunities among a diverse range of market sectors, industries and investment styles.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small-cap companies with total market values of $1.5 billion or less at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek companies with dominant positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear under-priced according to a variety of financial measurements) , and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

From the beginning of the period until early March 2000, the fund's performance generally benefited from the U.S. economy's rapid growth. Small-cap stocks -- which, in our opinion, had been undervalued relative to large-company stocks -- provided attractive gains. During the first six months of the period, the Russell 2000 Index of small-cap stocks outperformed the Standard & Poor's 500 Composite Stock Price Index, a broader measure of overall market performance, by a factor of nearly 9 to 1.

The  fund's  disciplined  focus on small-cap investing positioned us to benefit from these conditions. During the first half of the period, we maintained an above-average exposure to the technology sector, investing primarily in telecommunications-related utilities and semiconductor companies. We largely avoided the interest-rate-sensitive financial services sector, as well as industry groups most adversely affected by rising oil prices, including automobiles, airlines and ground freight carriers. We also invested in some of the market' s best-performing utility stocks, achieving strong gains from an industry group that, on average, underperformed the market.

Of course, not every decision we made proved favorable during the first half of the reporting period. Despite improving fundamentals and bargain basement valuations, investments in the materials and processing industry group underperformed the market because of insufficient investor interest. Several of our holdings in the consumer sector lost value for a variety of company-specific reasons, and the market severely punished some stocks in our portfolio that failed to deliver expected earnings.

When the market climate shifted dramatically in March 2000, rising interest rates began to undermine investor confidence. Technology stocks, which had reached unprecedented valuations, fell sharply in late March and April. Although interest rates appeared to plateau in the summer, most stock indices, including the fund's benchmark, stood substantially lower on August 31 than they had in early March.


Nevertheless, we succeeded in preserving most of the fund's earlier gains throughout the second half of the period. Several factors enabled us to achieve these results. Our disciplined investment strategy limited our exposure to the highly speculative technology stocks that suffered the greatest losses in March and April. We also added to the fund's holdings in health care, energy and financial services, sectors that performed relatively well during the second half of the period.

What is the fund's current strategy?

As of the end of the reporting period, the fund remained more heavily exposed than our benchmark to transportation, health care and technology stocks. Transportation companies are an industry group in which our stock selections performed better than most. We maintained below-average positions in the relatively weak-performing utilities, consumer products, materials and processing and producer durables industry groups.

Although small-cap stocks outperformed large-cap stocks during the period, we believe many small companies are still more attractively valued than their larger counterparts. We continue to find attractive investment opportunities among fast-growing leaders in the small-cap area.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Leaders Fund and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           9/29/95            34.07%            31.09%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EMERGING LEADERS FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2000

COMMON STOCKS--95.1%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES-3.4%

Lamar Advertising                                                                               285,000  (a)          13,234,688

True North Communications                                                                       400,000               18,550,000

Valassis Communications                                                                         450,000  (a)          12,993,750

                                                                                                                      44,778,438

CONSUMER NON-DURABLES-3.1%

Church & Dwight                                                                                 870,000               15,605,625

Dial                                                                                          1,000,000               10,250,000

Whitman                                                                                       1,100,000               14,506,250

                                                                                                                      40,361,875

CONSUMER SERVICES-4.6%

Emmis Communications, Cl. A                                                                     455,000  (a)          14,929,688

Entercom Communications                                                                         300,000  (a)          12,393,750

Harte-Hanks                                                                                     575,000               14,446,875

Mandalay Resort Group                                                                           705,000  (a)          19,607,812

                                                                                                                      61,378,125

ELECTRONIC TECHNOLOGY-22.1%

Advanced Energy Industries                                                                      310,000  (a)          17,708,750

Aeroflex                                                                                        450,000  (a)          16,537,500

Alpha Industries                                                                                475,000  (a)          23,957,812

C-COR.net                                                                                       535,000  (a)          10,432,500

C-Cube Microsystems                                                                             840,000  (a)          19,530,000

Integrated Silicon Solution                                                                     750,000  (a)          22,031,250

L-3 Communications Holdings                                                                     305,000  (a)          18,033,125

Lattice Semiconductor                                                                           280,000  (a)          21,805,000

Newport News Shipbuilding                                                                       475,000               20,187,500

PLX Technology                                                                                  600,000  (a)          18,787,500

Plexus                                                                                          207,000  (a)          32,033,250

QLogic                                                                                          600,000  (a)          13,650,000

Tollgrade Communications                                                                        212,500  (a)          23,627,344

TranSwitch                                                                                      560,000  (a)          33,705,000

                                                                                                                     292,026,531

FINANCE-15.4%

AmeriCredit                                                                                     862,500               23,826,562

Annuity and Life Re Holdings                                                                    725,000               19,031,250

Bank United, Cl. A                                                                              525,000               23,625,000

City National                                                                                   475,000               18,554,688

Commerce Bancorp                                                                                375,000               19,382,813

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Everest Re Group                                                                                550,000               22,137,500

First Midwest Bancorp                                                                           750,000               19,359,375

First Virginia Banks                                                                            435,000               18,596,250

Protective Life                                                                                 690,000               19,837,500

RenaissanceRe Holdings                                                                          400,000               19,150,000

                                                                                                                     203,500,938

HEALTH SERVICES-5.5%

AmeriSource Health, Cl. A                                                                       545,000  (a)          18,938,750

Lincare Holdings                                                                                550,000  (a)          14,025,000

Manor Care                                                                                    1,500,000  (a)          20,062,500

Oxford Health Plans                                                                             650,000  (a)          19,825,000

                                                                                                                      72,851,250

HEALTH TECHNOLOGY-9.6%

Andrx                                                                                           370,000  (a)          32,190,000

Barr Laboratories                                                                               390,000  (a)          27,690,000

CV Therapeutics                                                                                 307,500  (a)          23,062,500

Genzyme Transgenics                                                                             690,000  (a)          25,659,375

Jones Pharma                                                                                    525,000               18,768,750

                                                                                                                     127,370,625

INDUSTRIAL SERVICES-4.2%

Grant Prideco                                                                                   755,000  (a)          17,742,500

Marine Drilling                                                                                 700,000  (a)          19,031,250

Petroleum Geo-Services, ADR                                                                   1,000,000  (a)          18,875,000

                                                                                                                      55,648,750

NON-ENERGY MINERALS-.8%

Homestake Mining                                                                              1,970,000               10,958,125

PROCESS INDUSTRIES-4.9%

Abitibi-Consolidated                                                                          1,475,000               16,501,562

Crown Cork & Seal                                                                               700,000                9,056,250

Great Lakes Chemical                                                                            500,000               16,875,000

Pactiv                                                                                        2,055,500  (a)          22,610,500

                                                                                                                      65,043,312


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING-3.7%

AGCO                                                                                          1,350,000               14,175,000

IDEX                                                                                            500,000               15,187,500

Terex                                                                                         1,047,000  (a)          19,173,187

                                                                                                                      48,535,687

RETAIL TRADE-4.5%

American Eagle Outfitters                                                                       800,000  (a)          23,850,000

MSC Industrial Direct                                                                         1,000,000  (a)          16,250,000

Pacific Sunwear of California                                                                   975,000  (a)          12,979,688

Whitehall Jewellers                                                                             700,000  (a)           6,300,000

                                                                                                                      59,379,688

TECHNOLOGY SERVICES-6.2%

BackWeb Technologies                                                                            800,000  (a)          14,700,000

First Health Group                                                                              600,000  (a)          18,637,500

National Data                                                                                   700,000               20,562,500

Primus Knowledge Solutions                                                                      450,000  (a)          10,603,125

RSA Security                                                                                    300,000  (a)          17,718,750

                                                                                                                      82,221,875

TRANSPORTATION-4.4%

Expeditors International of Washington                                                          375,000               18,375,000

SkyWest                                                                                         385,000               19,129,687

Teekay Shipping                                                                                 460,000               21,275,000

                                                                                                                      58,779,687

UTILITIES-2.7%

Kinder Morgan                                                                                   450,000               16,565,625

Time Warner Telecom, Cl. A                                                                      300,000  (a)          19,481,250

                                                                                                                      36,046,875

TOTAL COMMON STOCKS

   (cost $1,020,253,264)                                                                                           1,258,881,781

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--5.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.76%, 9/14/2000                                                                             32,541,000               32,467,783

6.22%, 9/21/2000                                                                             26,597,000               26,497,261

5.72%, 10/5/2000                                                                              5,065,000                5,035,724

5.69%, 10/12/2000                                                                             3,732,000                3,705,988

6.02%, 11/2/2000                                                                                833,000                  824,229

6.03%, 11/16/2000                                                                             2,750,000                2,714,580

6.11%, 11/30/2000                                                                             1,371,000                1,350,092

TOTAL SHORT-TERM INVESTMENTS

   (cost $72,613,186)                                                                                                 72,595,657
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,092,866,450)                                                          100.6%            1,331,477,438

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)               (8,481,935)

NET ASSETS                                                                                       100.0%            1,322,995,503

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,092,866,450  1,331,477,43

Cash                                                                    820,589

Receivable for shares of Common Stock subscribed                        682,091

Dividends receivable                                                    251,227

Prepaid expenses                                                         31,999

                                                                  1,333,263,344
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,286,815

Payable for investment securities purchased                           8,249,233

Payable for shares of Common Stock redeemed                             446,776

Accrued expenses                                                        285,017

                                                                     10,267,841
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,322,995,53
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,064,740,231

Accumulated net realized gain (loss) on investments                  19,644,284

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            238,610,988
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,322,995,53
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      32,580,902

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    40.61

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $52,544 foreign taxes withheld at source)     4,205,168

Interest                                                             3,268,332

TOTAL INCOME                                                         7,473,500

EXPENSES:

Management fee--Note 3(a)                                            7,604,288

Shareholder servicing costs--Note 3(b)                               2,575,780

Registration fees                                                      246,294

Custodian fees--Note 3(b)                                               70,917

Professional fees                                                       45,878

Prospectus and shareholders' reports                                    45,115

Directors' fees and expenses--Note 3(c)                                 12,593

Loan commitment fees--Note 2                                             3,720

Miscellaneous                                                            1,440

TOTAL EXPENSES                                                      10,606,025

INVESTMENT (LOSS)                                                   (3,132,525)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             19,844,723

Net unrealized appreciation (depreciation) on investments          177,087,969

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             196,932,692

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               193,800,167

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                               ---------------------------------
                                                     2000             1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (3,132,525)            (969,411)

Net realized gain (loss) on investments       19,844,723            1,833,877

Net unrealized appreciation (depreciation)
   on investments                            177,087,969           61,874,481

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 193,800,167           62,738,947
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (1,063,336)            (274,922)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,278,216,674         292,925,430

Dividends reinvested                              958,679             264,081

Cost of shares redeemed                      (507,540,709)       (102,579,858)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 771,634,644         190,609,653

TOTAL INCREASE (DECREASE) IN NET ASSETS       964,371,475         253,073,678
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           358,624,028          105,550,350

END OF PERIOD                               1,322,995,503          358,624,028
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    34,153,129           10,381,885

Shares issued for dividends reinvested             28,600               11,045

Shares redeemed                               (13,417,332)          (3,800,869)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  20,764,397            6,592,061

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2000           1999          1998           1997        1996(a
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            30.35          20.20         25.17          18.67        12.50

Investment Operations:

Investment income (loss)--net                                    (.14)(b)       (.13)(b)      (.16)(b)       (.11)         .03

Net realized and unrealized
   gain (loss) on investments                                   10.47          10.33         (2.14)           8.02        6.17

Total from Investment Operations                                10.33          10.20         (2.30)           7.91        6.20

Distributions:

Dividends from investment income--net                              --             --            --             --         (.03)

Dividends from net realized
   gain on investments                                           (.07)          (.05)         (2.67)        (1.41)          --

Total Distributions                                              (.07)          (.05)         (2.67)        (1.41)         (.03)

Net asset value, end of period                                  40.61          30.35          20.20         25.17         18.67
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                34.07          50.54         (10.82)        44.45         46.09(c,d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.26           1.38           1.39          1.39          1.16(c)

Ratio of net investment income (loss)
   to average net assets                                         (.37)          (.49)          (.63)         (.62)          .09(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --             --           .09           .36(c)

Portfolio Turnover Rate                                         76.00         100.40         199.08        197.99        203.66(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,322,996        358,624        105,550       104,481        37,206

(A) FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON SEPTEMBER
    29, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to existing shareholders without a sales charge. On July 1, 2000, the fund was closed to new investors. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such
valuations    are
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $38,481 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2000, the fund reclassed $3,132,525 between accumulated undistributed income-net and paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemp tions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2000, the fund was charged $2,112,302 pursuant to the Shareholder Services Plan, of which $1,418,255 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $237,679 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $70,917 pursuant to the custody agreement.

(c)  Each  Board  member also serves as a Board member of other funds within the
Dreyfus   complex   (collectively,   the  "Fund  Group" ). Effective
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 25, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.

(e) During the period ended August 31, 2000, the fund incurred total brokerage commissions of $2,292,460, of which $10,302 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $1,326,011,349 and $594,360,255, respectively.

At August 31, 2000, accumulated net unrealized appreciation on investments was $238,610,988, consisting of $289,516,992 gross unrealized appreciation and $50,906,004 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 6, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.0270 per share as a long-term capital gain distribution of the $.0670 per share paid on December 9, 1999.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


                                                             The Fund

                        For More Information

                        Dreyfus Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   259AR008

================================================================================

Dreyfus

Premier Future Leaders Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Future Leaders Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this report for Dreyfus Premier Future Leaders Fund, covering the period from the fund's inception on June 30, 2000 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

In the 12-month period prior to August 31, 2000, small-cap stocks generally provided attractive returns. However, the period was also marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, both small- and large-cap stocks continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks of all sizes corrected sharply over concerns about rising interest rates and extremely high valuations.

Primarily   because  of  the  precipitous  drop  in  technology  stock  prices, small-capitalization stocks generally outperformed large-cap stocks during the period, particularly in the value-oriented segment of the market, a reversal of the trends established over the past several years. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We  appreciate  your  confidence  in  this  new  fund  and  look forward to your
continued    participation   in   Dreyfus   Premier   Future   Leaders   Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

Dreyfus Premier Future Leaders Fund got off to a quick start, providing strong returns during the two months since its inception on June 30, 2000. Between that date and August 31, 2000, the fund produced a total return of 14.56% for Class A shares, 14.40% for Class B shares, 14.40% for Class C shares, 14.56% for Class R shares, and 14.56% for Class T shares.(1) However, we do not believe the fund has operated long enough to provide a meaningful comparison to the performance of its benchmark, the Russell 2000 Index.(2)

We attribute the fund's performance primarily to a rebound in small-cap stocks following a sharp sell-off in March and April 2000.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small-cap companies with total market values of less than $1.5 billion at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek companies with dominant positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both growth and value characteristics. We typically diversify the fund's holdings among all economic
sectors    represented    in    the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Russell 2000 Index. Depending on market conditions, however, we may emphasize investments in growth- or value-oriented stocks, or in economic sectors that appear particularly attractive. We typically sell a stock when the reasons for buying it no longer apply, when we believe that it has approached its full value or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

When we launched Dreyfus Premier Future Leaders Fund, equity markets in general -- and the small-cap market in particular -- were experiencing heightened uncertainty and volatility. While the U.S. economy remained strong, rising interest rates and fuel prices undermined investor confidence in future growth. As a result, most market indices stood at substantially lower levels in July 2000 than they had at the beginning of the year.

We took advantage of these conditions by establishing positions in leading small-cap stocks that had suffered declines earlier in the year. In the health care sector, we found some of our best performers among fast-growing biotechnology companies and producers of generic drugs. Many of these stocks benefited from a sector rotation among growth investors from what had become, in retrospect, a fully valued technology sector. We also found attractively priced investment opportunities among beaten-down technology stocks, particularly in the communications and semiconductor industries. These stocks contributed to the fund's strong performance as they bounced back from the lows established earlier in 2000. Finally, we scored successes with several investments among manufacturers in the aerospace and transportation industries.

We enjoyed less success with our investments in the energy and consumer industry groups. Supported by rapidly rising prices for oil and gas, many energy stocks
had    already    reflected    strong    fundamentals    by

the time the fund was launched. Many of our holdings declined in July before resuming their advance in August. Among consumer stocks, a few of our individual holdings delivered disappointing earnings, which negatively impacted stock prices.

What is the fund's current strategy?

As of the end of the reporting period, the fund remained more heavily exposed than our benchmark to the health care and energy sectors. We maintained a lighter than average position in materials and processing stocks and producer durables.

We view Dreyfus Premier Future Leaders Fund as an "all weather" fund. By building a diversified portfolio with exposure to both growth and value stocks, and to all economic sectors represented in the Russell 2000 Index, we seek to offer a broadly based small-cap investment vehicle.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

August 31, 2000

COMMON STOCKS--96.1%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.2%

Earthgrains                                                                                       3,200                   56,400

CONSUMER NON-DURABLES--1.4%

Kenneth Cole Productions, Cl. A                                                                   1,500  (a)              66,094

CONSUMER SERVICES--5.1%

Mandalay Resort Group                                                                             2,500  (a)              69,531

Radio One                                                                                         2,300                   48,444

Scholastic                                                                                        1,000  (a)              64,187

Station Casinos                                                                                   4,500  (a)              64,688

                                                                                                                         246,850

ELECTRONIC TECHNOLOGY--20.4%

Avocent                                                                                           1,500  (a)              72,937

Aware                                                                                             1,500  (a)              67,219

Catapult Communications                                                                           5,100  (a)              91,800

DDi                                                                                               2,300  (a)              87,687

DONCASTERS, ADS                                                                                   4,400  (a)              84,700

Elantec Semiconductor                                                                             1,000  (a)              88,500

Integrated Silicon Solution                                                                       3,000  (a)              88,125

MCK Communications                                                                                3,000  (a)              86,250

Microsemi                                                                                         2,000  (a)              84,500

Robotic Vision Systems                                                                            6,100  (a)              77,394

Tollgrade Communications                                                                            700  (a)              77,831

Vicor                                                                                             1,900  (a)              82,888

                                                                                                                         989,831

ENERGY MINERALS--2.8%

Newpark Resources                                                                                 6,500  (a)              66,625

Unit                                                                                              4,500  (a)              70,313

                                                                                                                         136,938

FINANCE--13.9%

AmeriCredit                                                                                       3,000  (a)              82,875

Annuity and Life Re                                                                               2,500                   65,625

Brown & Brown                                                                                     2,400                   64,050

Commerce Bancorp                                                                                  1,500                   77,531

Cullen/Frost Bankers                                                                              2,000                   62,000

Everest Re Group                                                                                  1,500                   60,375

First Midwest Bancorp                                                                             2,500                   64,531

LaSalle Re Holdings                                                                               3,500                   63,438


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

RenaissanceRe Holdings                                                                            1,400                   67,025

Southwest Bancorporation of Texas                                                                 2,200  (a)              63,938

                                                                                                                         671,388

HEALTH SERVICES--1.3%

Orthodontic Centers of America                                                                    2,000  (a)              65,500

HEALTH TECHNOLOGY--15.5%

Alpharma, Cl. A                                                                                   1,200                   67,950

Barr Laboratories                                                                                 1,000  (a)              71,000

CIMA Labs                                                                                         2,200  (a)              91,025

Cell Therapeutics                                                                                 2,300  (a)             106,950

Cubist Pharmaceuticals                                                                            1,300  (a)              79,462

Dura Pharmaceuticals                                                                              2,700  (a)              74,419

Matrix Pharmaceutical                                                                             5,000  (a)              73,125

Neurocrine Biosciences                                                                            2,000  (a)              82,750

XOMA                                                                                              8,500  (a)             103,063

                                                                                                                         749,744

INDUSTRIAL SERVICES--2.6%

Marine Drilling                                                                                   2,700  (a)              73,406

Tetra Tech                                                                                        1,900  (a)              51,538

                                                                                                                         124,944

PROCESS INDUSTRIES--5.5%

Cytec Industries                                                                                  2,500  (a)              83,437

Ivex Packaging                                                                                    5,500  (a)              60,500

Methanex                                                                                          9,700  (a)              58,200

Olin                                                                                              4,000                   66,000

                                                                                                                         268,137

PRODUCER MANUFACTURING--2.5%

IDEX                                                                                              1,800                   54,675

Teledyne Technologies                                                                             3,300  (a)              66,413

                                                                                                                         121,088

RETAIL TRADE--6.4%

Abercrombie & Fitch, Cl. A                                                                        3,500  (a)              81,156

Bebe Stores                                                                                       5,500  (a)              86,281

Men's Wearhouse                                                                                   2,500  (a)              76,250

Neiman Marcus Group, Cl. A                                                                        2,000  (a)              67,125

                                                                                                                         310,812

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--7.5%

Aspen Technology                                                                                  1,800  (a)              82,687

LifePoint Hospitals                                                                               2,500  (a)              75,312

National Data                                                                                     2,500                   73,438

Netegrity                                                                                           800  (a)              70,400

Rightchoice Managed Care, Cl. A                                                                   3,000  (a)              59,250

                                                                                                                         361,087

TRANSPORTATION--3.2%

Atlantic Coast Airlines Holdings                                                                  2,500                   79,375

OMI                                                                                              10,000  (a)              75,000

                                                                                                                         154,375

UTILITIES--6.8%

Advanced Power Technology                                                                         3,000  (a)              83,250

Clarent                                                                                           1,400  (a)              66,850

IPALCO Enterprises                                                                                1,500                   34,969

Minnesota Power                                                                                   2,000                   44,375

OGE Energy                                                                                        2,000                   42,750

Western Gas Resources                                                                             2,700                   59,231

                                                                                                                         331,425

TOTAL COMMON STOCKS

   (cost $4,027,189)                                                                                                   4,654,613
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

6.25%, 9/21/2000                                                                                  7,000                    6,974

6.03%, 11/2/2000                                                                                 22,000                   21,768

TOTAL SHORT-TERM INVESTMENTS

   (cost $28,747)                                                                                                         28,742
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,055,936)                                                               96.7%                4,683,355

CASH AND RECEIVABLES (NET)                                                                         3.3%                  159,738

NET ASSETS                                                                                       100.0%                4,843,093

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  4,055,936    4,683,355

Cash                                                                     60,492

Receivable for shares of Common Stock subscribed                         94,785

Receivable for investment securities sold                                54,111

Dividends receivable                                                      2,758

Prepaid expenses                                                         38,881

                                                                      4,934,382
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             3,472

Payable for investment securities purchased                              67,925

Accrued expenses                                                         19,892

                                                                         91,289
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,843,093
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,331,322

Accumulated net realized gain (loss) on investments                    (115,648)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                               627,419
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,843,093


NET ASSET VALUE PER SHARE

                                                  Class A           Class B          Class C              Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                    877,196           851,856          921,595            1,734,339            458,107

Shares Outstanding                                 61,241            59,570           64,426              121,102             32,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                    14.32             14.30            14.30                14.32              14.32


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From June 30, 2000 (commencement of operations) to August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                 5,802

Cash dividends                                                           3,128

TOTAL INCOME                                                             8,930

EXPENSES:

Management fee--Note 2(a)                                                4,961

Auditing fees                                                           15,000

Registration fees                                                       13,938

Custodian fees--Note 2(c)                                                2,697

Prospectus and shareholders' reports                                     2,600

Distribution fees--Note 2(b)                                             1,810

Shareholder servicing costs--Note 2(c)                                   1,209

Legal fees                                                                 900

Directors' fees and expenses--Note 2(d)                                    106

Miscellaneous                                                              142

TOTAL EXPENSES                                                          43,363

Less-expense reimbursement from The Dreyfus Corporation
    due to undertaking--Note 2(a)                                      (32,251)

NET EXPENSES                                                            11,112

INVESTMENT (LOSS)                                                       (2,182)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (115,648)

Net unrealized appreciation (depreciation) on investments              627,419

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 511,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   509,589

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From June 30, 2000 (commencement of operations) to August 31, 2000

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                       (2,182)

Net realized gain (loss) on investments                               (115,648)

Net unrealized appreciation (depreciation) on investments              627,419

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        509,589
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                         774,653

Class B shares                                                         759,318

Class C shares                                                         834,718

Class R shares                                                       1,575,337

Class T shares                                                         400,000

Cost of shares redeemed:

Class A shares                                                             (54)

Class C shares                                                         (10,468)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                   4,333,504

TOTAL INCREASE (DECREASE) IN NET ASSETS                              4,843,093
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        4,843,093

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

From June 30, 2000 (commencement of operations) to August 31, 2000

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                             61,245

Shares redeemed                                                             (4)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           61,241
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                             59,570
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                             65,233

Shares redeemed                                                           (807)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           64,426
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                            121,102
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                             32,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from June 30, 2000 (commencement of operations) to August 31, 2000. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period. These figures have been derived from the fund's financial statements.


                                                              Class A       Class B        Class C       Class R        Class T
                                                               Shares        Shares         Shares        Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50         12.50          12.50          12.50         12.50

Investment Operations:

Investment (loss) (a)                                             .00(b)       (.02)          (.02)           .00(b)       (.01)

Net realized and unrealized gain

   (loss) on investments                                         1.82          1.82           1.82           1.82          1.83

Total from Investment Operations                                 1.82          1.80           1.80           1.82          1.82

Net asset value, end of period                                  14.32         14.30          14.30          14.32         14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                            14.56(c)      14.40(c)       14.40(c)       14.56         14.56(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets (d)                                         .30           .43            .43            .26           .35

Ratio of net investment income (loss)

   to average net assets (d)                                     (.03)         (.16)          (.16)           .02          (.05)

Decrease reflected in above expense

   ratios  due to undertaking by
   The Dreyfus Corporation (d)                                   1.12          1.13           1.21            .62          1.12

Portfolio Turnover Rate (d)                                     47.50         47.50          47.50          47.50         47.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             877           852            922          1,734           458

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund, which commenced operations on June 30, 2000. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares.

The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2000, MBIC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,515 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue    Code
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 2000 the fund reclassed $2,182 between accumulated undistributed income-net and paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from June 30, 2000 through August 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $32,251 during the period ended August 31, 2000.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2000, Class B, Class C and Class T shares were charged $769, $861 and $180 respectively, pursuant to the Plan.


(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2000, Class A, Class B, Class C and Class T shares were charged $288, $256, $287 and $180, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $104 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $2,697 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $5,900,477 and $1,758,587, respectively.

At August 31, 2000, accumulated net unrealized appreciation on investments was $627,419, consisting of $657,543 gross unrealized appreciation and $30,124 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 2000, and the related statements of operations and changes in net assets and financial highlights for the period from June 30, 2000 (commencement of operations) to August 31, 2000. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 30, 2000 to August 31, 2000, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 6, 2000

                                                             The Fund



                        For More Information

                        Dreyfus Premier Future Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                       Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   522AR008